As Filed with the Securities and Exchange Commission on April 21, 2008.

Registration Nos. 333 62162

811-10393

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 9	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 12	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

(Exact name of Registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

Edward L. Hancock, Esq. TIAA-CREF Life Insurance Company 8500 Andrew Carnegie Boulevard Charlotte, NC 28262	Copy to: Jeffrey S. Puretz, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006
(Name and address of agent for service)

Title of Securities Being Registered: Flexible Premium Individual Variable Universal Life Insurance Policies and Flexible Premium Last Survivor Variable Universal Life Insurance Policies.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2008

Flexible Premium Individual Variable Universal Life Insurance Policy and Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-I and TIAA-CREF Life Insurance Company

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company”). We issue the policy on either a single life or last survivor basis. If you purchase the Policy on a single life basis, we will pay the Death Benefit Proceeds upon the death of the Insured. If you purchase the Policy on a last survivor basis, we will pay the Death Benefit Proceeds only upon the death of the Last Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured(s). This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy’s values to:

■	the Fixed Account, which credits a specified rate of interest; or
■	TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”), which invests in the following Portfolios of the TIAA-CREF Life Funds:

• Stock Index Fund	• International Equity Fund
• Growth Equity Fund	• Social Choice Equity Fund
• Growth & Income Fund

Note that the attached prospectus for the TIAA-CREF Life Funds provides information for portfolios that are not available through the Policies. When you consult the attached prospectus, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A prospectus for these Portfolios must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

Please note that the Policy and the Portfolios:

■	are not guaranteed to achieve their goals;
■	are not federally insured;
■	are not endorsed by any bank or government agency; and
■	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Please contact us at:

TIAA-CREF LIFE INSURANCE COMPANY

Administrative Office

8500 Andrew Carnegie Boulevard

Charlotte, NC 28262

1-800-223-1200

www.tiaa-cref.org

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium variable universal life insurance policy. The Policy may be issued on either a single life or last survivor basis. The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of the Allocation Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Allocation Options you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined in this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary upon receipt at our Administrative Office of satisfactory proof of death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The Death Benefit Proceeds equal the death benefit and any additional insurance provided by Riders less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose between two death benefit options under the Policy. You must make an election. There is no default option. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. A change in death benefit option may have tax consequences.

•

Death Benefit Option 1 is equal to the greater of: the Face Amount (which is the amount of insurance you select); or the minimum death benefit required under the Code. This is known as the level death benefit.

•	Death Benefit Option 2 is equal to the greater of: the Face Amount plus the Policy Value; or the minimum death benefit required under the Code. This is known as the increasing death benefit.

Choice of Tax Test. The Code requires that the Policy’s death benefit not be less than certain amounts defined in the Code. There are two tests used to measure whether the death benefit is sufficient. In most states, when you apply for your Policy the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. The Guideline Premium Test generally allows you to

Variable Universal Life ■ Prospectus	3

maintain a higher Policy Value in relation to the death benefit options thereby reducing the net amount at risk under the Policy and thus the expenses you pay. The Cash Value Accumulation Test generally allows you to maximize your Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under this test, but you may have higher expenses. Once the Policy is issued, you cannot change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the Face Amount when you apply for the Policy. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. Changing the Face Amount may have tax consequences.

Accelerated Death Benefit. Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of your Policy’s death benefit if an Insured develops a terminal illness. An acceleration of death benefits may have tax consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A Surrender may have tax consequences.

Partial Withdrawals. After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value. Partial withdrawals may have tax consequences.

•	You must request at least $1,000 or the entire value in a specified Allocation Option, if less.

•

If Death Benefit Option 1 is in effect, we will reduce the Initial Face Amount and any in force Face Amount increases you’ve asked for by the amount of the partial withdrawal in proportion to your Face Amount before the withdrawal.

•	Unless you specify otherwise, we will deduct the requested partial withdrawal from the available Allocation Options in proportion to the value in each account.

Transfers and Loans

Transfers. You may make transfers among the various accounts available under the Allocation Options. The minimum amount you may transfer from an Investment Account or the Fixed Account is the lesser of $250 or the total value in the Investment Account or Fixed Account. See “Transfer Policies

4	Prospectus ■ Variable Universal Life

Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Loans. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is still living or, in the case of a last survivor Policy, while either Insured is still living. The maximum loan amount you may take is 90% of the Policy Value.

You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

•

We charge you interest on your loan at a maximum annual rate of the greater of 4% or a published monthly average (currently, the Moody’s Corporate Bond Yield Average—Monthly Average Corporates) for the calendar month ending 2 months before the month in which a Policy Year begins.

•

We credit interest on amounts in the Loan Account (“earned interest rate”) at a minimum annual interest rate of 2% less than the charged interest rate then in effect for the first 15 Policy Years, and 0.5% less than the charged interest rate then in effect thereafter. The earned interest rate will never be less than 3%.

•	You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force.

•

We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy.

POLICY RISKS

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Account Value. You could lose everything you invest. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Long-Term Investment

An investment in the Policy entails a variety of fees and expenses, including a Premium Expense Charge, as described in detail under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term investment. You should purchase the Policy only if you have the financial

Variable Universal Life ■ Prospectus	5

ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We designed the Policy to meet long-term financial goals. Partial withdrawals are not permitted during the first Policy Year.

Risk of Lapse

If your Cash Surrender Value is not enough to pay the Monthly Charge, your Policy may enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period. Your Policy generally will not Lapse if you make a payment before the end of the Grace Period that is sufficient to make your Cash Surrender Value positive. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to Federal tax law. There is less certainty, however, with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives qualify as a life insurance contract under Federal tax law, because there is less guidance. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on these proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

6	Prospectus ■ Variable Universal Life

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Investment Accounts and/or Fixed Account as collateral, and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy by the amount of any Outstanding Loan Amounts. A policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the Fixed Account as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in the Prospectus of the TIAA-CREF Life Funds. Please refer to the TIAA-CREF Life Funds prospectus for more information.

Variable Universal Life ■ Prospectus	7

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insured, such as Issue Age, sex or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

The first table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Allocation Options.

TRANSACTION FEES

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Expense Charge[1]	Upon receipt of each Premium payment	6.0% of each Premium payment	4.0% of each Premium payment
Surrender Charge	Not applicable	None	None
Transfer Charge[2]	Upon transfer	$25 per transfer	$0

[1]

We reserve the right to reduce or waive the Premium Expense Charge for particular contracts when we anticipate that our administration expenses will be lower. In addition, we reserve the right to waive the Premium Expense Charge for particular contracts when no premium tax is incurred.

[2]

We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

8	Prospectus ■ Variable Universal Life

The following table describes the fees and expenses that an Owner will pay periodically during the time that he or she owns the Policy, not including the fees and expenses of the Portfolios.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Policy Unit Charge:[3]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.24–$1.20 per $1,000 of Face Amount (or increase in Face Amount)	Annual rate of $0.60 per $1,000 of Face Amount (or increase in Face Amount)[4]
Charge for an Insured with Issue Age of 46 and a Face Amount of $250,000 during the first Policy Year	Monthly	$270 annually	$150 annually
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.00–$1.50 per $1,000 of Face Amount (or increase in Face Amount)	Annual rate of $0.96 per $1,000 of Face Amount (or increase in Face Amount)[5]
Charge for Insureds with Issue Ages of 62 and a Face Amount of $1,000,000 during the first Policy Year	Monthly	$1,500 annually	$960 annually

[3]

The maximum guaranteed Policy Unit Charge varies based on the Issue Age, Face Amount, Policy Year, and whether the Policy is a Single Life or Last Survivor policy. The maximum guaranteed Policy Unit Charge shown in the table may not be typical of the charges you will pay. We reserve the right to reduce or waive the Policy Unit Charge for particular contracts when we anticipate that our administration expenses will be lower. For more information regarding the maximum guaranteed Policy Unit Charge, please see “Charges and Deductions—Monthly Charge—Policy Unit Charge.”

[4]	Currently, the Policy Unit Charge is deducted from single life Policies only during the first 15 Policy Years (or 15 years following an increase in Face Amount).

[5]	Currently, the Policy Unit Charge is deducted from last survivor Policies only during the first 20 Policy Years (or 20 years following an increase in Face Amount).

Variable Universal Life ■ Prospectus	9

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Policy Fee:[6]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	$72-$600 annually	$72-$600 annually
Charge for an Insured with Issue Age of 46 and during the first Policy Year	Monthly	$300 annually	$300 annually
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	$72–$996 annually	$72–$996 annually
Charge for Insureds with Issue Ages of 62 during the first Policy Year	Monthly	$996 annually	$996 annually
Cost of Insurance:[7]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.68–$1,000 per $1,000 of net amount at risk	Annual rate of $0.19–$265.42[8] per $1,000 of net amount at risk
Charge for a Preferred Non-Tobacco Male Insured selecting Death Benefit Option 1 with an Issue Age of 46 during the First Policy Year	Monthly	Annual rate of $3.73 per $1,000 of net amount at risk	Annual rate of $1.72 per $1,000 of net amount at risk

[6]

Policy fees vary based on Issue Age, Policy Year, and whether the policy is a Single Life or Last Survivor policy. We reserve the right to reduce or waive the Policy Fee for particular contracts when we anticipate that our administration expenses will be lower. The policy fees shown in the table may not be typical of the charges you will pay. For more information regarding the policy fees, please see “Charges and Deductions.”

[7]

Cost of insurance charges vary based on the Issue Age, sex (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount and whether the policy is a Single Life or Last Survivor policy. The charge generally increases as the Issue Age increases. The net amount at risk is equal to: the death benefit divided by an interest discount factor on the Monthly Charge Date; minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and Riders requested.

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

10	Prospectus ■ Variable Universal Life

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.00 to $1,000 per $1,000 of net amount at risk	Annual rate of $0.00 to $265.42[8] per $1,000 of net amount at risk
Charge for a Select Non-Tobacco Male/Female couple selecting Death Benefit Option 1 with Issue Ages of 62 during the First Policy Year	Monthly	Annual rate of $0.17 per $1,000 of net amount at risk	Annual rate of $0.07 per $1,000 of net amount at risk
Mortality and Expense Risk Charge	Daily	The sum of the Mortality and Expense Risk and Administrative Expense Charges will not exceed 1.20% annually	Annual rate of 0.10%
Administrative Expense Charge	Daily	The sum of the Mortality and Expense Risk and Administrative Expense Charges will not exceed 1.20% annually	Annual rate of 0.20%
Loan Interest Spread	Daily	2.0% annually of Loan Account Value for the first 15 Policy Years, and 0.5% thereafter[9]	2.0% annually of Loan Account Value for the first 15 Policy Years, and 0.5% thereafter

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

[9]

The guaranteed maximum loan interest spread is the maximum difference between the interest we charge you for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated see “Loans” and “Charges and Deductions—Loan Interest Charge.”

Variable Universal Life ■ Prospectus	11

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
LAST SURVIVOR POLICY
Optional Charges:[10]
Accelerated Death Benefit Charge	At the time accelerated death benefit is paid	$200.[11] In addition, the proceeds of the Accelerated Death Benefit are discounted for 1 year of interest.	$0. In addition, the proceeds of the Accelerated Death Benefit are discounted for 1 year of interest.
Automatic Increase Rider:[12]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	Policy Unit Charge: Annual rate of $0.24–$1.20 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.68–$1,000 per $1,000 increase in net amount at risk	Policy Unit Charge: Annual rate of $0.60 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.19–$265.428[8] per $1,000 increase in net amount at risk
Charge for a Preferred Non-Tobacco Male Insured selecting Death Benefit Option 1 with an Issue Age of 46 and an increase in Face Amount of $12,500 during the Second Policy Year	Monthly	Policy Unit Charge: $13.50 annually Cost of Insurance Charge: Annual rate of $4.03 per $1,000 of increase in net amount at risk	Policy Unit Charge: $7.50 annually Cost of Insurance Charge: Annual rate of $1.92 per $1,000 of increase in net amount at risk

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

[10]

The charges for these Riders may vary based on the Insured’s Issue Age, sex (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, net amount at risk, and whether the policy is a Single Life or Last Survivor policy. The charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office.

[11]	This amount may be lower depending on the laws of your state.

[12]	The costs of the Automatic Increase Rider are the incremental Cost of Insurance and Policy Unit Charges associated with the increases. These charges will be at the same rate as the base Policy.

12	Prospectus ■ Variable Universal Life

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	Policy Unit Charge: Annual rate of $0.00–$1.50 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.00–$1,000 per $1,000 increase in net amount at risk	Policy Unit Charge: Annual rate of $0.96 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.00–$265.42[8] per $1,000 increase in net amount at risk
Charge for a Select Non-Tobacco Male/Female couple selecting Death Benefit Option 1 with Issue Ages of 62 and an increase in Face Amount of $50,000 during the Second Policy Year	Monthly	Policy Unit Charge: $75.00 annually Cost of Insurance Charge: Annual rate of $0.58 per $1,000 increase in net amount at risk	Policy Unit Charge: $48 annually Cost of Insurance Charge: Annual rate of $0.23 per $1,000 increase in net amount at risk
Four-Year Term Benefit Rider:[13]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.68–$156.29[8] per $1,000 of increased net amount at risk	Annual rate of $0.20–$74.82[8] per $1,000 of increased net amount at risk
Charge for a Preferred Non-Tobacco Male Insured selecting Death Benefit Option 1 with an Issue Age of 46 during the First Policy Year.	Monthly	Annual rate of $3.73 per $1,000 of increased net amount at risk	Annual rate of $1.72 per $1,000 of increased net amount at risk

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

[13]

The costs of the Four-Year Term Benefit Rider are the Cost of Insurance Charges arising from the four-year term insurance. These Cost of Insurance charges will be at a rate equal to the greater of the Cost of Insurance rate of the base policy or an annual rate of $0.20 per $1,000 of net amount at risk. The Cost of Insurance Charges for the Four-Year Term Benefit Rider will not exceed the guaranteed maximum rate for the base Policy.

Variable Universal Life ■ Prospectus	13

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.00 to $93.31[8] per $1,000 of increased net amount at risk	Annual rate of $0.00 to $16.18[8] per $1,000 of increased net amount at risk
Charge for a Select Non-Tobacco Male/Female couple selecting Death Benefit Option 1 with Issue Ages of 62 during the First Policy Year.	Monthly	Annual rate of $0.17 per $1,000 of increased net amount at risk	Annual rate of $0.17 per $1,000 of increased net amount at risk
SINGLE LIFE POLICY
Waiver of Monthly Charges Rider:
Minimum and Maximum Charge	Monthly	3.0%–10.0% of monthly deduction	3.0%–10.0% of monthly deduction
Charge for a male Insured with Issue Age of 46	Monthly	5.5% of monthly deduction	5.5% of monthly deduction
LAST SURVIVOR POLICY
Policy Split Rider		No Charge	No Charge
Guaranteed Minimum Death Rider		No Charge	No Charge

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

14	Prospectus ■ Variable Universal Life

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (concluded)

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Single Life Term Rider:
Minimum and Maximum Charge	Monthly
Charge for an Insured with Issue Age of 46 and a Face Amount of $250,000 during the first Policy Year	Monthly
Minimum and Maximum Charge	Monthly	The maximum Policy Unit Charge is the same as on the base Policy ($0.00–$1.50 per $1,000 of Face Amount). The maximum annual Cost of Insurance Charge ranges from $1.25 to $125.71[8] per $1,000 of increased net amount at risk	The current Policy Unit Charge is the same as on the base Policy ($0.96 per $1,000 of Face Amount)[14]. The current annual Cost of Insurance Charge ranges from $0.52 to $87.00[8] per $1,000 of increased net amount at risk
Charge for a Select Non-Tobacco Male Insured with an Issue Age of 62 and a Face Amount of $500,000 during the First Policy Year.	Monthly	The maximum Policy Unit Charge is $750 annually. The maximum Cost of Insurance Charge is an annual rate of $16.26 per $1,000 of increased net amount at risk	The current Policy Unit Charge is $480 annually. The current Cost of Insurance Charge is an annual rate of $9.74 per $1,000 of increased net amount at risk

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

[14]	Currently, the Policy Unit Charge on the Single Life Term Rider is deducted only during the first 20 Policy Years.

Variable Universal Life ■ Prospectus	15

The following table shows the highest and lowest total operating expenses expected to be paid by the Portfolios. If you allocate Policy Value to the Investment Accounts, you indirectly pay a portion of the pertinent Portfolios’ expenses during the time you own the Policy. These expenses are based on the expenses paid by the Portfolios during the fiscal year ended December 31, 2007. Expenses of the Portfolios may be higher or lower in the future. More information concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES:

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees and other expenses)	0.06%	0.33%

The following table shows the fees (including management fees and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2007. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically. For further information, consult the Portfolios’ prospectus.

Portfolio	Management Fees	Other Expenses(1)	Total Annual Expenses
TIAA-CREF LIFE FUNDS
Stock Index Fund	0.06%	None	0.06%
Growth Equity Fund	0.25%	0.01%	0.26%
Growth & Income Fund	0.23%	0.01%	0.24%
International Equity Fund	0.29%	0.04%	0.33%
Social Choice Equity Fund	0.07%	None	0.07%

(1)

Each Portfolio’s investment manager pays for most of the Portfolio’s advisory fees and operating expenses out of the Portfolio’s management fees. However, a few categories of expenses are borne by the Portfolio directly, including independent trustee fees, interest on borrowings, taxes and extraordinary expenses, and are reflected as appropriate under “Other Expenses.” In some cases, the Portfolio’s historical expenses for the year ended December 31, 2007 (which are the basis for the expenses set forth in this table) have been restated to reflect its current fees.

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is $100,000 for a single life Policy, and $250,000 for a last survivor Policy.

16	Prospectus ■ Variable Universal Life

Generally, the Policy is available for Insureds between Issue Ages 0–80 for a single life Policy and 30–80 for a last survivor Policy. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. You should talk to your financial professional and/or tax adviser to make sure the exchange will be tax-free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the Surrender. Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured on a single life Policy or the proposed Insureds on a last survivor Policy are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Premium expense charges deducted from Premiums paid, plus

Variable Universal Life ■ Prospectus	17

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is living, the Owner may exercise all of the rights and options described in the Policy. On a single life Policy, the Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. On a last survivor Policy, both Insureds own the Policy unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not an Insured and dies before the Insured on a single life Policy or the Last Insured on a last survivor Policy, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the owner and assigning the Policy may have tax consequences.

The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

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PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the Policy Issue Date. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured(s) described in the application must not have changed. The minimum first Premium must be at least $25.00.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis (planned Premiums). You are not actually required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums, because the Policy Value may not be sufficient to cover the monthly charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan.

Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $25, and we reserve the right to limit total Premiums allocated to the Fixed Account under a Policy to $500,000 a Policy Year. Note that we cannot accept cash, money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the Policy Owner cannot be identified from the face of the check.

We will or have the right to limit or refund all or part of your Premium payment if:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;

•	The Premium would cause the Policy to become a Modified Endowment Contract under the Code; or

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code—the section of the Code that addresses life insurance (unless you provide us with satisfactory evidence of insurability).

Variable Universal Life ■ Prospectus	19

You can stop paying Premiums at any time and your Policy will continue in force until the date when either: (1) the Insured on a single life Policy or the Last Insured on a last survivor Policy dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive your Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to test if the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If a Premium is paid which would result in total Premiums exceeding these limits, we will accept only that portion of the Premium which would make total Premiums equal the maximum Premium amount which may be paid under the Policy. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations.

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs.

These rules apply to policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of the policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the 7-pay test.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits—Modified Endowment Contracts.”

20	Prospectus ■ Variable Universal Life

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings or losses to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Tax-Free Exchanges (Section 1035 Exchanges). We may accept as part of your first Premium, money from another life insurance contract that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more accounts offered under the Allocation Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•

We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Variable Universal Life ■ Prospectus	21

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Fixed Account. Following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. For the limited purpose of allocating Policy Value following the end of the Right to Cancel Period, we will assume that the Right to Cancel Period begins five days after we mail your Policy.

POLICY VALUES

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed Account and Loan Account, Policy charges, how much you have borrowed or withdrawn, and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

Policy Value:

•	equals the sum of all values in the Fixed Account, the Loan Account, and in each Investment Account;

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus

•	any Outstanding Loan Amount.

22	Prospectus ■ Variable Universal Life

INVESTMENT ACCOUNT VALUE

On the Policy Date, the Investment Account value is equal to the Net Premiums allocated to the Investment Accounts, less the portion of the first Monthly Charge taken from the Investment Accounts.

At the end of any other day, the Investment Account value is equal to the number of Units in the Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	The initial Units purchased at the Unit value on the Policy Date; plus

•	Units purchased with additional Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus

•	Units redeemed as part of a transfer to another Investment Account, the Fixed Account, or the Loan Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	the net investment factor for that Investment Account on that Business Day.

The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and

•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the mortality and expense risk

Variable Universal Life ■ Prospectus	23

charge, the administrative expense charge, and the investment advisory fee.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

FIXED ACCOUNT VALUE

On the Policy Date, the Fixed Account value is equal to the Net Premiums allocated to the Fixed Account, less the portion of the first Monthly Charge taken from the Fixed Account.

The Fixed Account value at the end of any day is equal to:

•	the Net Premium(s) allocated to the Fixed Account; plus

•	any amounts transferred to the Fixed Account (including amounts transferred from the Loan Account); plus

•	interest credited to the Fixed Account; minus

•	amounts deducted to pay for Monthly Charges; minus

•	amounts withdrawn from the Fixed Account; minus

•	amounts used to pay transfer charges and charges to execute rights under the policy Riders; minus

•	amounts transferred from the Fixed Account to an Investment Account or to the Loan Account.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Insured on a single life Policy and the Last Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds from a Single Life Term Rider on a last survivor Policy are paid once we receive satisfactory proof of the death of the Insured covered under the Rider. Death Benefit Proceeds are calculated as of the end of the date of the death of the last surviving Insured.

Death Benefit Proceeds Equal:

•	the death benefit (described below); plus

•	any additional insurance provided by Rider; minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts.

If all or part of the Death Benefit Proceeds are paid in one sum, we will pay interest on this sum from the date of death to the date of payment as required by applicable state law.

24	Prospectus ■ Variable Universal Life

We may further adjust the amount of the Death Benefit Proceeds under circumstances of suicide or contestability.

DEATH BENEFIT OPTIONS

You must choose in your application between two death benefit options under the Policy: Option 1 and Option 2. Option 1 provides a level death benefit, while Option 2 provides an increasing death benefit. We calculate the amount available under each death benefit option as of the date of the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. Under either option, the length of the death benefit coverage depends upon the Policy’s Cash Surrender Value. See “Policy Lapse and Reinstatement.” Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option 1 is the greater of:

•	the Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option 2 is the greater of:

•	the Face Amount plus the Policy Value (determined on the date of the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option 1.

The amount of the death benefit may vary with the Policy Value.

•	Under Option 1, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount.

•	Under Option 2, the death benefit will always vary with the Policy Value.

Choice of Tax Test. The Code requires that the Policy’s death benefit not be less than certain amounts defined in the Code. In most states, when you apply for your Policy the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Variable Universal Life ■ Prospectus	25

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by and are shown based on Attained Age (or, in the case of a last survivor Policy, the Attained Age of the younger Insured) at the start of the Policy Year, as follows.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

*	For Attained Ages not shown, the percentages will decrease pro rata each year.

Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the Table of net single premiums in your Policy. The net single premium will vary based on each Insured’s sex (in most cases), Underwriting Class, age at issue, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by Riders.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the net amount at risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum premium limit. In that event, we will not permit the change in death benefit option, unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a Modified Endowment Contract under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit

26	Prospectus ■ Variable Universal Life

option may have tax consequences. You should consult a tax adviser before changing death benefit options.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump-sum accelerated death benefit when an Insured suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is 12 months or less. We will require that you submit acceptable proof to us of the Insured’s terminal illness before we approve your application for the death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the Death Benefit Proceeds before reduction for any Outstanding Loan Amounts and unpaid Monthly Charges (the “available proceeds”). However, you may not elect to accelerate an amount that is less than 25% of available proceeds or $50,000, whichever is less.

There is no Rider charge associated with this benefit. However, the accelerated death benefit will generally equal the requested available proceeds discounted for one year of interest and reduced by:

•	an administrative expense charge not to exceed $200;

•	any amounts due within the Policy’s Grace Period which are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the accelerated available proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state.

If the Insured is diagnosed with a terminal illness, this is an optional benefit and you are not obligated to exercise this option. We would not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement, or any other form of public assistance.

If we approve your application for partial acceleration of available proceeds, the unaccelerated portion of the Policy’s Death Benefit Proceeds will remain in effect. After the payment of an accelerated death benefit, the Policy’s Face Amount, Policy Value, and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated available proceeds to the available proceeds before the acceleration. The acceleration of all available proceeds will result in the termination of the Policy.

Once approved, there is no restriction on the use of an accelerated death benefit payment. Death benefit amounts under a four-year level term insurance rider or a single life term rider aren’t available for acceleration.

Variable Universal Life ■ Prospectus	27

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. The federal income tax consequences associated with adding the accelerated death benefit rider or receiving an accelerated death benefit payment are uncertain. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amount may have tax consequences. You should consult a tax adviser before doing so.

Increasing the Face Amount

•	You may increase the Face Amount by submitting an application and providing evidence of insurability satisfactory to us at our Administrative Office.

•	The minimum increase is $10,000.

•	On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be greater than or equal to the Monthly Charges then due.

•	An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that an Insured is living on that date.

•	Under a single life Policy, we will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

•

You may not increase the Face Amount on or after the Insured’s Attained Age 81 for a single life Policy or the older Insured’s Attained Age 81 for a last survivor Policy. The Insured (or, in a last survivor policy, both Insureds) must be alive on the date we receive your request in order to increase the Face Amount.

•	The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

•	Each increase in Face Amount will have its own Underwriting Class, cost of insurance rates and policy unit charges.

•	We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

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Decreasing the Face Amount

•	You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

•	Decreasing the Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

•	The Insured (or, in a last survivor policy, at least one Insured) must be alive on the date we receive your request in order to decrease the Face Amount.

•	The minimum decrease is $10,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	To apply the decrease, we’ll first reduce any increases in the Face Amount you’ve asked for, starting with the most recent. Then we’ll reduce the Initial Face Amount.

•

A decrease in Face Amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

•	We will not allow a decrease in Face Amount if, after the decrease, the death benefit would be less than the minimum death benefit required by Code Section 7702.

•	If a decrease in Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

PAYMENT METHODS

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these payment methods is available on request from our Administrative Office.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your request.

Variable Universal Life ■ Prospectus	29

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We generally will pay the Cash Surrender Value to you in a lump sum within 7 days after we receive your Acceptable Request unless you request other arrangements.

A Surrender may have tax consequences. You should consult a tax adviser before surrendering the Policy. See “Federal Tax Considerations.”

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $1,000, or the entire value in a specified account, if less.

•	An Insured must be alive and the Policy must be in force when you make your request.

•

You can specify the account from which to make the partial withdrawal. Otherwise, we will deduct the amount from the accounts available under the Allocation Options in proportion to the Policy Value attributable to each account before the partial withdrawal.

•	We reserve the right to restrict you to one withdrawal from any one account within a 90-day period.

•

If Death Benefit Option 1 is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you’ve asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option 2 is in effect.

•	We will process the partial withdrawal at the Unit values next determined after we receive your request.

•	We generally will pay a partial withdrawal request within 7 days after the Business Day when we receive the request.

•	A partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge).

•	If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, you may either reduce the amount of the withdrawal or Surrender the Policy.

•	If a partial withdrawal would cause your Policy to be classified as a Modified Endowment Contract under the Code, we will not process the partial

30	Prospectus ■ Variable Universal Life

withdrawal until you complete an Acceptable Notice with specific instructions to that effect.

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Allocation Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Investment Account or Fixed Account you are transferring from, if less.

•

We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the account to which the amount is transferred. Transfers due to dollar cost averaging, loans, the exchange privilege, change in Investment Account investment policy, or the initial reallocation of account values from the Fixed Account do not count as transfers for the purpose of assessing the transfer charge.

•

We consider each request to be a single transfer, regardless of the number of Allocation Option accounts involved. If the transfer targets more than one Allocation Option, we’ll deduct any transfer charge from all the target options in proportion to the amount transferred into each option.

•

We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•

If you don’t have enough Policy Value in an account to cover a transfer, we’ll transfer the remaining amount in that Allocation Option into the Allocation Option you are transferring to. If you are transferring to more than one Allocation Option, we will transfer the remaining amount in the Allocation Option into the Allocation Options you are transferring to in proportion to your transfer instructions.

TRANSFER POLICIES RELATING TO MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Allocation Options in an effort to “time” the market or for other reasons. As money is shifted in and out of these Allocation Options, we incur transaction costs and the Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners, including long-term investors

Variable Universal Life ■ Prospectus	31

who do not generate the costs. In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities. The Policies are not intended for market timing or frequent trading.

To discourage excessive trading activity, and control certain transfer activity, the Company has adopted the following policies and procedures related to the Allocation Options.

•

We reserve the right to allow you to make only one transfer from any one Allocation Option to one or more other Allocation Options within a 90-day period. We will count as “one transfer” all transfers effected on the same Business Day from any one Allocation Option to one or more other Allocation Options.

•	We reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year.

•

If we regard transfer activity as disruptive to a Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over the Internet.

•

We call it a “round trip” when you (i) transfer value into an Allocation Option and then transfer value out of the Allocation Option or (ii) transfer value out of an Allocation Option and then transfer value back into the Allocation Option within a 90-day period. If you engage in a total of two “round trips” within a 90-day period, we will no longer honor electronic transfers for you (i.e., transfers over the Internet, by telephone, or by fax) for 90 days. With regard to frequent trading, some fund families will suspend all transactions into their funds. Please review the Portfolios’ prospectus for information regarding specific Portfolios.

•

We seek to apply our market timing and other transfer policies uniformly to all Owners and not to make exceptions with respect to these policies and procedures. This Policy is not appropriate for excessive trading. You should not invest in a Policy if you want to engage in excessive trading or market timing activity.

•	We do not include transfers made pursuant to the dollar cost averaging program when applying our Market Timing/Transfer Policies.

•	We may modify or terminate this policy and transfer privileges at any time.

•

Owners seeking to engage in excessive trading may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage excessive trading, there is no guarantee that the Company or its agents will be able to identify all such traders or curtail their trading practices. If we do not identify or curtail excessive traders, there could be dilution in the value of Units held by long-term Policy Owners, increased transaction costs, and

32	Prospectus ■ Variable Universal Life

interference with the efficient portfolio management of the affected Portfolios.

The TIAA-CREF Life Funds have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds’ prospectus describes those policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply them. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the Portfolios promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolios to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the excessive trading policies established by the Portfolios.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed Account to your designated “target accounts” in the percentages selected. You may have multiple target accounts.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to refund payments made during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day.

Variable Universal Life ■ Prospectus	33

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the Fixed Account is insufficient to make the transfer, or the specified number of transfers has been completed.

OPTION TO EXCHANGE THIS POLICY FOR A PAID-UP LIFE INSURANCE POLICY

In some states, you may exchange this Policy without evidence of insurability for a paid-up life insurance policy issued by us on the life of the Insured(s) if the Insured or Insureds are still alive and your Cash Surrender Value is greater than zero. An exchange can have tax consequences. You should consult a tax adviser before exchanging the policy. See “Federal Tax Considerations.”

Here’s how it works:

•	The exchange will become effective on the next Policy Anniversary after we receive your Acceptable Request for the exchange.

•	All coverage previously provided by this Policy and any attached Riders will end.

•

In its place, the paid-up life insurance policy will provide a level death benefit. The amount of the death benefit will be what your Policy Value can purchase at the age, sex, and most recent Underwriting Class of the person or persons insured by this Policy, based on a 3% interest rate and guaranteed cost of insurance charges.

•	Any Outstanding Loan Amount will be continued under the paid-up life insurance policy. The Death Benefit Proceeds will continue to be reduced by any Outstanding Loan Amount.

•	No Premiums will be accepted under the paid-up life insurance policy.

•	The paid-up life insurance policy will have a Policy Value and an amount available for loans. We will send you policy pages reflecting the guaranteed minimum levels of these amounts.

•

If you make a withdrawal from the paid-up life insurance policy, we will reduce its Policy Value and death benefit. The Policy Value will be reduced by the amount of the withdrawal. The new death benefit will be the old death benefit multiplied by the ratio of the Policy Value after the change to the Policy Value before the change. We will send you new policy pages reflecting the new values.

•	When this option is elected, you may still exercise your right to accelerate the death benefit.

34	Prospectus ■ Variable Universal Life

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $1,000.

•	The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value on the date of the loan.

•	The loan will take effect as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	An Insured must be living.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Allocation Option accounts. If you do not specify any particular accounts, we will transfer the loan amount on a pro rata basis from all of your accounts with a positive value. Such amount will remain in the Loan Account until you repay the policy loan.

In the first Policy Year, we charge you interest on your loan (“charged interest rate”) at a maximum annual interest rate of the greater of 4% or a published monthly average of corporate bond yields (currently, the Moody’s Corporate Bond Yield Average—Monthly Average Corporates) for the calendar month ending 2 months before the month in which a Policy Year begins. We set the charged interest rate as of the beginning of the Policy Year. That rate will then apply for the entire Policy Year. This rate will be adjusted in subsequent Policy Years if the relevant published monthly average has changed by 50 basis points or more.

Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amounts as of the date on which charged interest is due and payable.

We credit interest on amounts in the Loan Account (“earned interest rate”) for the first 15 Policy Years at a minimum annual interest rate of 2% less than the charged interest rate then in effect, and thereafter, at a minimum annual

Variable Universal Life ■ Prospectus	35

interest rate of 0.5% less than the charged interest rate then in effect. The earned interest rate will never be less than 3%.

We transfer earned loan interest to or from the Allocation Option accounts and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

•

You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum policy loan repayment is $100, or the total Outstanding Loan Amounts, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Allocation Option accounts in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.

•

We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy.

•

If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period. See “Policy Lapse and Reinstatement.”

•	We normally pay the amount of the loan within 7 days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value, and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed Account are less than or greater than the interest being credited on the Loan Account while the loan is

36	Prospectus ■ Variable Universal Life

outstanding. The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

INTERNET AND TELEPHONE REQUESTS

You can use the TIAA-CREF website’s account access feature to check your account value and current allocation percentages, and make transfers. You will be asked to enter your contract number and the last four digits of your Social Security number. You will be led through the transaction process and reasonable procedures will be used to confirm that instructions given are genuine. All transactions made through the website are electronically recorded.

To use the website’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

You should protect your contract number and Social Security number, because automated transaction options will be available to anyone who provides your contract number and Social Security number. We may not be able to verify that you are the person providing instructions through the website, or that you have authorized any such person to act for you.

In addition to the website, asset allocation changes can be made by calling 800-223-1200.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

Variable Universal Life ■ Prospectus	37

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy will enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will not Lapse if you make a payment before the end of the Grace Period that is sufficient to make your Cash Surrender Value positive.

If your Policy enters a Grace Period, we will mail you a Premium reminder notice at least 15 days prior to Lapse that indicates the necessary payment amount and final payment date to prevent Lapse. If the Insured on a single life Policy or the Last Insured on a last survivor Policy dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured on a single life Policy or both Insureds on a last survivor Policy are alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

•

Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse accruing interest at an annual effective rate of 6% from the date of Lapse to the date of reinstatement.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium expense charge.

THE COMPANY AND THE FIXED ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

We are a stock life insurance company located at 730 Third Avenue, New York, New York 10017-3206.

38	Prospectus ■ Variable Universal Life

THE FIXED ACCOUNT

The Fixed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed Account value will not share in the investment performance of our general account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

We have not registered the Fixed Account with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio of the TIAA-CREF Life Funds. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. We own the assets in the Separate Account. The assets in the Separate Account are kept separate from our general account and our other

Variable Universal Life ■ Prospectus	39

separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios. Each Portfolio is part of TIAA-CREF Life Funds, a statutory trust organized under Delaware law on August 13, 1998 that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the Securities and Exchange Commission.

Each Portfolio’s assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, is the investment adviser for each of the five Portfolios of the TIAA-CREF Life Funds. Advisors also manages the TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

40	Prospectus ■ Variable Universal Life

The following table summarizes each Portfolio’s investment objective(s).

There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the prospectus for the TIAA-CREF Life Funds that accompanies this prospectus. You should read this prospectus carefully.

Portfolio	Investment Objective
Stock Index Fund	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Growth Equity Fund	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
Growth & Income Fund	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.
International Equity Fund	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
Social Choice Equity Fund	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Note that the attached prospectus for the TIAA-CREF Life Funds provides information for portfolios that are not available through the Policies. When you consult the attached prospectus, you should be careful to refer only to the information regarding the Portfolios listed above.

The Portfolios or their investment manager has advised us that the Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios that are sold directly to the public and have very similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Variable Universal Life ■ Prospectus	41

The Portfolios may undergo changes, such as changes in investment policies, or reorganizations or liquidations in which case the Portfolios you choose may have different characteristics, or your Policy Value could end up allocated to a different Fund. You will be notified of any such change.

Please read the prospectus for the TIAA-CREF Life Funds to obtain more complete information regarding the Portfolios. Keep this Prospectus for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the Securities and Exchange Commission, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	transferring any assets from an Investment Account: (a) into another Investment Account or Allocation Option; or (b) into one or more separate accounts; or (c) into our general account;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Allocation Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds as other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund as other

42	Prospectus ■ Variable Universal Life

investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

•	the Fixed Account.

To effect such transfer, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not plan to hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will give you the right to instruct us how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and

Variable Universal Life ■ Prospectus	43

deductions allow us to provide you services, but also have the effect of reducing your Policy Value and death benefits.

We may waive, reduce or vary any Policy charges, including Premium Expense Charges and Policy Unit Charges, under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement. A “group arrangement” includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-tax qualified deferred compensation plans. A “sponsored arrangement” includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy

•	Allocation Options, including Premium allocation

•	administration of elective options

•	the distribution of reports to Owners

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)

•	overhead and other expenses for providing services and benefits

•	sales and marketing expenses

•

other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured(s) dies sooner than we estimate

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct

•	that our investment returns in the general account will be less than the interest rate credited in the Fixed Account.

PREMIUM EXPENSE CHARGE

Prior to allocation of Net Premium, we deduct a Premium expense charge from each Premium to compensate us for certain taxes and credit the remaining amount (the Net Premium) according to your allocation instructions. The Premium expense charge currently equals 4% of each

44	Prospectus ■ Variable Universal Life

Premium payment. We may increase this charge to a maximum of 6% of each Premium payment. We reserve the right to reduce or waive the premium expense charge for particular contracts when we anticipate that our administration expenses will be lower. In addition, we reserve the right to waive the premium expense charge when no premium tax is incurred.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy’s insurance coverage including Rider benefits, if any. We will make deductions from each Allocation Option on a pro rata basis (i.e., in the same proportion that the value in each Allocation Option bears to the Cash Surrender Value prior to the deduction). Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has 4 components:

•	the monthly policy unit charge

•	the monthly policy fee

•	the monthly cost of insurance charge

•	charges for any Riders (as specified in the applicable Rider(s)).

Policy Unit Charge. We assess a monthly policy unit charge to compensate us for administrative and operating expenses that vary with the size of the policy. On a single life Policy, we currently deduct this charge each month during the first 15 Policy Years (and during the 15 years following an increase in Face Amount) at the annual rate of $0.60 per $1,000 of Face Amount (or increase in Face Amount). On a last survivor Policy, we currently deduct this charge each month during the first 20 Policy Years (and during the 20 years following an increase in Face Amount) at the annual rate of $0.96 per $1,000 of Face Amount (or increase in Face Amount). We reserve the right to reduce or waive the Policy Unit Charge for particular contracts when we anticipate that our administration expenses will be lower.

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The maximum guaranteed policy unit charge varies based on the Issue Age, Face Amount, and Policy Year. In no event will the annual rates imposed exceed the following amounts:

	Issue Ages	Policy Years	Amount (Per $1,000 of Face Amount)
Single Life Policy	0-9	1-15	$0.84
	10-29	16+	$0.24
	30-49	1-15	$0.96
	50+	16+	$0.36
		1-15	$1.08
		16+	$0.48
		1-15	$1.20
		16+	$0.60
Last Survivor Policy	30-39	1-20	$0.96
	40-49	21+	$0.00
	50+	1-20	$1.20
		21+	$0.24
		1-20	$1.50
		21+	$0.54

Monthly Policy Fee. We assess a monthly policy fee that varies by Issue Age and Policy Year to compensate us for administrative and operating expenses that do not vary with the size of the policy. Currently, the following annualized policy fees apply:

	Issue Ages	Policy Years	Amount (Per $1,000 of Face Amount)
Single Life Policy	0-24	1-4	$150
	25-29	5+	$120
	30-49	1-3	$198
	50+	4+	$102
		1-2	$300
		3+	$84
		1	$600
		2+	$72
Last Survivor Policy	30-34	1-3	$324
		4+	$72
	35-49	1-2	$492
		3+	$72
	50+	1	$996
		2+	$72

In no event will the policy fees imposed exceed the annualized rates provided above. We reserve the right to reduce or waive the Policy Fee for

46	Prospectus ■ Variable Universal Life

particular contracts when we anticipate that our administration expenses will be lower.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to recover sales and promotional expenses arising from the issuance of the Policy. This expense recovery component is higher in early Policy Years.

The charge depends on a number of variables (including Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and in most states, sex) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date.

The cost of insurance charge is equal to:

•	the monthly cost of insurance rate; multiplied by

•	the net amount at risk for your Policy on the Monthly Charge Date.

The net amount at risk is equal to:

•	the death benefit divided by an interest discount factor on the Monthly Charge Date; minus

•	the Policy Value on the Monthly Charge Date.

We calculate the monthly cost of insurance charge after the Monthly Charge for the policy unit charge and policy fee. However, depending on the particular Rider attached to the Policy, the Monthly Charge for that Rider may be calculated either before or after the monthly cost of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class and a different cost of insurance rate may apply to the increase, based on an Insured’s circumstances at the time of the increase.

We also calculate the net amount at risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each net amount at risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. The net amount at risk is affected by investment performance, loans, payment of Premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and changes in Face Amount.

Cost of Insurance Rates. We base the cost of insurance rates on an Insured’s Underwriting Class, Issue Age, Face Amount, death benefit option,

Variable Universal Life ■ Prospectus	47

number of full years insurance has been in force, and in most states, sex. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker, Male or Female. For Insureds with Attained Ages below 20, these guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Aggregated Smoker, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on an Insured’s Attained Age, Underwriting Class, Policy Year and a blend of the 1980 Commissioners Standard Ordinary Mortality Tables for males and females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same sex, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, an Insured in the preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

•

Juveniles will be classified as standard tobacco until Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about reclassification and will send the Insured an application for change in Underwriting Class. If the Insured does not qualify as a preferred non-tobacco or select non-tobacco or does not return the application, cost of insurance rates for standard tobacco will be used.

However, if the Insured returns the application and qualifies as a preferred non-tobacco, the cost of insurance rates will be changed to reflect the preferred non-tobacco classification. If the Insured returns the application and qualifies as a select non-tobacco, the cost of insurance rates will reflect the select non-tobacco classification.

•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

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Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy or take any partial withdrawals.

DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume, and for certain administrative expenses we incur.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the administrative charge limits we set in the Policy. Currently, the mortality and expense risk charge is equal to the assets in each Investment Account, multiplied by 0.0002740%, which is the daily portion of the annual mortality and expense risk charge rate of 0.10% during all Policy Years.

The administrative expense charge is equal to the assets in each Investment Account, multiplied by 0.0005479%, which is the daily portion of the annual administrative expense charge of 0.20% during all Policy Years. If these charges do not cover our actual costs, we absorb the loss. Conversely, if the charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges and may use these profits for any lawful purpose including covering distribution expenses.

The sum of the Mortality and Expense Risk and Administrative Expense Charges will not exceed 1.20% annually.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various accounts available under the Allocation Options each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Allocation Options affected by the transfer.

•	We deduct the transfer charge from the target Allocation Option.

•

Transfers due to dollar cost averaging, loans, the exchange privilege, change in Investment Account investment policy, or the initial reallocation of account values from the Fixed Account do not count as transfers for the purpose of assessing any transfer charge.

Variable Universal Life ■ Prospectus	49

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, we will discount any accelerated death benefit payment for one year of interest and an administrative expense charge not to exceed $200. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.” This benefit is not available in all states.

LOAN INTEREST CHARGE

We charge you interest (the “charged interest rate”) on a loan at a maximum interest rate of the greater of 4% or a published monthly average of corporate bond yields for the calendar month ending 2 months before the month in which the Policy Year begins. The charged interest rate is set at the beginning of the Policy Year. We also credit interest on amounts in the Loan Account (the “earned interest rate”) at a minimum annual earned interest rate of 2% less than the charged interest rate then in effect during the first 15 Policy Years. After the first 15 Policy Years, the minimum earned interest rate is 0.5% less than the charged interest rate then in effect. As a result, the loan interest charge on a loan will never be more than 2% during the first 15 Policy Years or 0.5% thereafter (the minimum annual earned interest rate).

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses are paid by each Portfolio before TIAA-CREF Life is provided with the Portfolio’s daily net asset value. TIAA-CREF Life then deducts Separate Account charges from the corresponding Investment Account. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses and the Annual Operating Expense table included in the summary of this prospectus.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

50	Prospectus ■ Variable Universal Life

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is therefore more uncertainty as to those contracts. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the underlying Portfolios, will satisfy these diversification requirements.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected policies.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Variable Universal Life ■ Prospectus	51

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract (MEC).

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of the policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years for a Policy issued on a single life, or at any time for a Policy issued on two or more lives, may cause the Policy to be classified as a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A Policy that is acquired in exchange for a life

52	Prospectus ■ Variable Universal Life

insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract, not classified as a MEC, prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the contract year in which the policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Variable Universal Life ■ Prospectus	53

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free. The amount of charges that pay for the disability waiver of charges rider will reduce the investment in the contract. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. Withholding of Federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes are likely to be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for Federal income tax purposes, and section 7702A, which provides the

54	Prospectus ■ Variable Universal Life

criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United Sates, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and

Variable Universal Life ■ Prospectus	55

executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to the tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance

56	Prospectus ■ Variable Universal Life

taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift, and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Tax Treatment of Policy Split. The policy split rider permits a Policy issued on a last survivor basis to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising the policy split rider.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Variable Universal Life ■ Prospectus	57

OUR INCOME TAXES

Under current Federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to Premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected policies.

RIDERS

The following Riders offering supplemental benefits are available under the Policy, except where noted. Most of the Riders that are still available are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for these Riders from the Policy Value as part of the Monthly Charge. These Riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account. These Riders may not be available in all states. Please contact us for additional information.

•

Automatic Increase Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider increases the Face Amount of the Policy by 5% of the Initial Face Amount on each of the first 10 policy anniversaries. You can only select this Rider at issue. Guaranteed and current charges are the same as for the Initial Face Amount of the base policy.

•

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis at issue for Issue Ages 20–60 and at Attained Age 20 for Issue Ages 0–19. This Rider waives the Monthly Charge while the Insured is disabled, as defined in the Rider, as long as the disability commenced prior to the Insured’s Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge each month as part of the Monthly Charge if you select this Rider, which depends on the Issue Age and, in most states, sex of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this Rider and later increase your Face Amount.

•

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. It allows the base policy to be split into two single life Policies in the event of a divorce between two married Insureds, or a business dissolution between two Insured partners or significant shareholders. The election to split the policy must be made between 6 months and 1 year of the

58	Prospectus ■ Variable Universal Life

triggering event. You should consult a tax adviser about the tax consequences of splitting a Policy.

•

Single Life Term Rider. This Rider is not currently available. It provides a level death benefit on the death of the covered Insured in a last survivor policy in the form of term insurance. It provides coverage through the Insured’s age 80. The Rider is taken into account in determining the minimum guarantee Premiums under the Guaranteed Minimum Death Benefit Rider.

•

Four-Year Term Benefit Rider. This Rider is not currently available. Subject to our underwriting requirements, this Rider provides level term insurance coverage equal to 125% of the Initial Face Amount for 4 years from the Issue Date.

•

Guaranteed Minimum Death Benefit Rider. This Rider is not currently available. Under this Rider, your Policy and any other Riders added to it remain in force even if the Cash Surrender Value is less than the Monthly Charge when due if you satisfy the Rider’s premium requirement. This Rider requires that the total Premium payments you’ve made are equal to or greater than: (a) the total monthly guaranteed minimum death benefit Premiums (as specified in the Policy) for each Monthly Charge Date starting with the Policy Date; (b) any Outstanding Loan Amount; and (c) the total withdrawals you’ve made.

SALE OF THE POLICY

The Policy is offered continuously by Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA which is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TPIS is considered the “principal underwriter” for interests in the Policy. Anyone distributing the Policy must be a registered representative of TPIS or an affiliate of TPIS, TIAA-CREF Individual & Institutional Services, LLC (“Services”), whose main offices are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Policies. Although TIAA-CREF Life will pay TPIS a fee from its general account assets, this fee will include amounts derived from the mortality and expense risk charge.

Any issues related to the servicing or administration of the Policy should be directed to the Administrative Office at 800-223-1200. Written customer complaints may be mailed to our Administrative Office.

Variable Universal Life ■ Prospectus	59

ADDITIONAL INFORMATION

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

None of the Separate Account, the Company nor TPIS is involved in any legal action or any pending or threatened lawsuits that it believes will have a materially adverse impact on it or on the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy

60	Prospectus ■ Variable Universal Life

number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, 8500 Andrew Carnegie Boulevard, Charlotte, NC 28262, Telephone: 800-223-1200.

Allocation Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Allocation Options for the Policy include the Investment Accounts and the Fixed Account.

Attained Age  A person’s age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios, see “Telephone and Internet Requests.”

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation  Test One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended, and its related rules and regulations or its successor statute.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The amount equals the death benefit under the death benefit option you’ve chosen plus any Riders you’ve added, minus any Outstanding Loan Amount and any overdue Monthly Charges. Death proceeds under a last survivor Policy’s Single Life Level Term Insurance Rider, if attached, are payable when the person insured by the Rider dies.

Variable Universal Life ■ Prospectus	61

Face Amount  The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, partial withdrawals, and automatic increases in Face Amount. The Face Amount is a factor in determining the death benefit and certain charges.

Final Policy Date  The date the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not deduct Monthly Charges.

Fixed Account  An Allocation Option supported by our general account. Policy Value allocated to the Fixed Account earns at least 3% annual interest.

Fund  An investment company that is registered with the Securities and Exchange Commission. The Policy allows you to invest in certain Funds—the Portfolios of TIAA-CREF Life Funds that are listed on the front page of this prospectus.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is generally 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Initial Face Amount  The Face Amount on the Issue Date.

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub-account of the Separate Account, and invests its assets in shares of a corresponding Portfolio of the TIAA-CREF Life Funds.

Issue Age  An Insured’s age as of his or her last birthday on or prior to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Insured  The Last Insured to die under a last survivor Policy.

Loan Account  The account within our general account to which we transfer Policy Value from the Allocation Options as collateral when you take out a Policy loan.

62	Prospectus ■ Variable Universal Life

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy unit charge, policy fee, cost of insurance charge, and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Net Premium  The portion of a Premium payment allocated to the Allocation Options. It equals the Premium less the Premium expense charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person or entity with an interest in or title to the Policy.

Policy  A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Insured(s).

Policy Value  The sum of your Policy’s values in the Investment Accounts, the Fixed Account, and the Loan Account.

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  One of the following portfolios of the TIAA-CREF Life Funds: the Stock Index Fund, the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, and the Social Choice Fund. Each Investment Account invests exclusively in one Portfolio.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Rider  An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Variable Universal Life ■ Prospectus	63

Right To Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account  TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio of the TIAA-CREF Life Funds.

Surrender  To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return of the Policy to us at our Administrative Office.

Underwriting Class  A class we assign to the person insured by the policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

64	Prospectus ■ Variable Universal Life

Table of Contents for the Statement of Additional Information

B-3	Additional Policy Information
B-3	The Policy
B-3	Our Right to Contest the Policy
B-3	Policy Cost Factors
B-4	Additional Ownership Rights
B-4	Additional Information on Dollar Cost Averaging
B-4	Suicide Exclusion
B-5	Misstatement of Age or Sex
B-5	Changing Death Benefit Options
B-5	Payment of Policy Benefits
B-6	Delays in Payments We Make
B-6	Policy Termination
B-6	Additional Information on Sales of the Policies
B-7	Illustrations
B-7	Performance Data
B-8	Total Returns

B-8	Additional Information
B-8	Legal Developments Regarding Unisex Actuarial Tables
B-8	Reports to Owners
B-9	Safekeeping of Account Assets
B-9	Records
B-9	Legal Matters
B-9	Experts
B-9	Additional Information about the Company
B-9	Additional Information about the Separate Account
B-9	Management-Related Service Contracts
B-10	Potential Conflicts of Interest
B-10	Other Information
B-10	Financial Statements
B-11	Index to Financial Statements

Variable Universal Life ■ Prospectus	65

How to Request Electronic Delivery

You can receive this document through electronic delivery. Discover how convenient it is to receive important documents from TIAA-CREF Life online and be able to save a tree.

What is available through electronic delivery?

You can have prospectuses, annual reports, and semiannual reports sent to you.

How do I sign up for electronic delivery?

Just go to “LOG IN” from the TIAA-CREF homepage at http://tiaa-cref.org. Enter your User ID and Password, select “MY PROFILE” at the top of your screen and then, select E-Delivery Preferences

New User—go to “New User? Sign Up for Access” just below “LOG IN” and enter your contract number, last four digits of your Social Security number and date of birth. After you are set up, continue to “MY PROFILE” as above.

Have questions or need more information?

Call us at 800-223-1200 Monday through Friday from 8 a.m. to 6 p.m. (ET) or you can contact us at http://www.tiaa-cref.org/about/contact/.

Be sure to visit our website and sign up today, make electronic delivery your preference.

TIAA-CREF Individual & Institutional Services, LLC and Teachers Personal Investors Services, Inc. distribute securities products. TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, NY 10017, issues insurance and annuities.

©2008 TIAA-CREF Life Insurance Company (TIAA-CREF Life), 730 Third Avenue, New York, NY 10017

www.tiaa-cref.org

730 Third Avenue, New York, NY 10017-3206

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, and to request other information about the Policy please call or write to us at our Administrative Office (800-223-1200).

The SAI has been filed with the Securities and Exchange Commission (“SEC”). The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940

Registration File No. 811-10393

STATEMENTS OF ADDITIONAL INFORMATION

FLEXIBLE PREMIUM VARIABLE

UNIVERSAL LIFE INSURANCE POLICIES

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

TIAA-CREF LIFE FUNDS

MAY 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

FLEXIBLE PREMIUM INDIVIDUAL

VARIABLE UNIVERSAL LIFE

INSURANCE POLICY

FLEXIBLE PREMIUM LAST SURVIVOR

VARIABLE UNIVERSAL LIFE

INSURANCE POLICY

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

MAY 1, 2008

This Statement of Additional Information (“SAI”) contains additional information regarding a flexible premium variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company”). We issue the Policy on a single life or a last survivor basis. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2008 and the prospectuses for the portfolios of the TIAA-CREF Life Funds. You may obtain a copy of these prospectuses by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, NY 10017-3206 or calling us toll-free at 800-223-1200. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

Table of Contents for the Statement of Additional Information

B-3	Additional Policy Information
B-3	The Policy
B-3	Our Right to Contest the Policy
B-3	Policy Cost Factors
B-4	Additional Ownership Rights
B-4	Additional Information on Dollar Cost Averaging
B-4	Suicide Exclusion
B-5	Misstatement of Age or Sex
B-5	Changing Death Benefit Options
B-5	Payment of Policy Benefits
B-6	Delays in Payments We Make
B-6	Policy Termination
B-6	Additional Information on Sales of the Policies
B-7	Illustrations
B-7	Performance Data
B-8	Total Returns

B-8	Additional Information
B-8	Legal Developments Regarding Unisex Actuarial Tables
B-8	Reports to Owners
B-9	Safekeeping of Account Assets
B-9	Records
B-9	Legal Matters
B-9	Experts
B-9	Additional Information about the Company
B-9	Additional Information about the Separate Account
B-9	Management-Related Service Contracts
B-10	Potential Conflicts of Interest
B-10	Other Information
B-10	Financial Statements
B-11	Index to Financial Statements

ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity.

If you change the Death Benefit Option from 1 to 2, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the life time of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option 1 to 2 or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, policy unit charge, and rider charges associated with such increase or change.

Our right to contest a last survivor Policy will vary from state to state. In most states, with respect to each life insured, this policy will be incontestable after it has been in force during the lifetime of that insured for two years from its issue date. If the death of the first insured to die occurs within two years after the issue date, we will not contest this policy due to a material misrepresentation concerning only the first insured to die more than 12 months after receipt of proof of such death.

POLICY COST FACTORS

We may change monthly cost of insurance rates, excess interest rates, Premium expense charges, policy fees, mortality and expense risk charges, administrative expense charges, rider charges and policy unit charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this policy is delivered. Any changes in policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in policy cost factors will be determined prospectively, will not occur because of a change in an Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other policy cost factors.

Variable Universal Life ■ Statement of Additional Information	B-3

ADDITIONAL OWNERSHIP RIGHTS

You, as the owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

•	You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies on a single life Policy or the Last Insured dies on a last survivor Policy) in the application.

•

There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured on a single life Policy or the Last Insured on a last survivor Policy shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

•

If no primary beneficiaries survive the Insured on a single life Policy or the Last Insured on a last survivor Policy, then all those named as contingent beneficiaries who are still living will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

•

If there is not a designated Beneficiary surviving at the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•

You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Allocation Options.

•	You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is living.

•

The change in revocable beneficiary is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Insured on a last survivor Policy is living when we receive the notice.

•	We are not liable for any payment or other actions we take based on existing beneficiary designations before we receive your Acceptable Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

•

You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•

The change in Owner is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Insured on a last survivor Policy is living when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.
•	Changing the Owner does not automatically change the Beneficiary or the Insured(s).

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

•

An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive an Acceptable Notice of the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment we make before we receive Acceptable Notice of the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING

You also decide how many scheduled transfers to make, although we require a minimum of 6 transfers for this program. If you don’t choose a number, transfers will be made until there is no Policy Value remaining in the Fixed Account. We won’t charge you for any transfers made under this program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive notice of transfers made under the dollar cost averaging program in your quarterly statement. You are responsible for reviewing the quarterly statement to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

SUICIDE EXCLUSION

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a change from Death Benefit Option 1 to 2, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy

B-4	Statement of Additional Information ■ Variable Universal Life

Value any additional cost of insurance, policy unit charge, and rider charges associated with such increase or change.

For last survivor Policies, the suicide exclusion varies from state to state. In certain states, if either Insured commits suicide, the suicide exclusion will apply and the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. In these states, we will generally offer the surviving Insured a single life Policy without evidence of insurability. In the remaining states, the suicide exclusion will apply only upon the suicide of the Last Insured.

MISSTATEMENT OF AGE OR SEX

If an Insured’s age or, in most states, sex was stated incorrectly in the application and we discover such misstatement after the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or sex. The amount of death benefit for any riders will be that which would be purchased by the most recent deduction for rider charges at the correct age or sex. However, in most states, if we discover such misstatement while the Insured on a single life Policy or the Last Insured on a last survivor Policy is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or sex of the Insured(s).

CHANGING DEATH BENEFIT OPTIONS

The following rules apply to any change in death benefit options:

•	You must submit an Acceptable Request for any change in death benefit options.

•	The effective date of the change in death benefit option will be the Monthly Charge Date on or following the date when we approve your request for a change.

•	Under a single life Policy, we will not permit a change in death benefit option if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

If you change from Option 1 to Option 2:

•	For a single life policy, the Insured must be alive, and for a last survivor Policy, both Insureds must be alive.

•	Where permitted by law, we may require satisfactory evidence of insurability for this change.

•

We will decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) on the effective date of the change by the Policy Value.

•	The death benefit will remain approximately the same on the effective date of the change.

•

The net amount at risk will generally remain level. This means there may be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Value increases (unless the death benefit is based on the applicable percentage of Policy Value).

•	If the Face Amount would be reduced to less than the minimum Face Amount in which the Policy could be issued, then we will not allow the change in death benefit option.

•	If, before the change, the Face Amount is less than the minimum death benefit required by Code Section 7702, then we will not allow the change in death benefit option.

If you change from Option 2 to Option 1:

•	For a single life policy, the Insured must be alive, and for a last survivor Policy, at least one of the Insureds must be alive.

•	We do not require evidence of insurability for this change.

•	The Face Amount will be increased on the effective date of the change by the Policy Value.

•	The death benefit will remain approximately the same on the effective date of the change.

•

Unless the death benefit is based on the minimum death benefit required by Code Section 7702, if the Policy Value increases, the net amount at risk will decrease, thereby reducing the cost of insurance charge. Similarly, if the Policy Value decreases, the net amount at risk will increase, thereby raising the cost of insurance charge.

PAYMENT OF POLICY BENEFITS

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured. If Death Benefit Proceeds are paid in a single sum, we pay interest from the date of death to the date of payment or as required by applicable state law.

Death Benefit Proceeds from a Single Life Term Rider on a last survivor Policy are paid once we receive satisfactory proof of the death of the chosen Insured.

Payment Methods. In lieu of a single sum payment on death, Surrender, or maturity, you may elect one of the following payment methods. Payment under these payment methods will not be affected by the investment performance of any Investment Accounts after proceeds are applied. You should consult a tax adviser as to the tax consequences of electing the income payment method before making such election.

The choice of payment method may be made by you or changed during the lifetime of an Insured. If you do not make a choice, the Beneficiary may choose a method when filing a claim following the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. If you change the Beneficiary, the payment method you had chosen is revoked. You may name contingent (secondary) payees for Methods 1 and 2, and for the guaranteed period of Method 3. A payment method for these contingent payees may be chosen within our rules.

We may void a choice of method for any of the following reasons:

•	you assign the Policy after making a choice of method;

Variable Universal Life ■ Statement of Additional Information	B-5

•	the proceeds are payable to a corporation, association, partnership or estate, either in or out of trust;

•	the proceeds to be applied for any person under Method 1 are less than $5,000; or

•	any monthly payment under Method 2 or 3 would be less than $25.

•	The following payment methods are available:

Method 1—Interest Payments. We will hold the proceeds and make interest payments at an effective rate of at least 2.5% per year, until the death of the payee or the end of a chosen period of not more than thirty years, whichever comes first. At any time, the payee can Surrender the Policy and the Surrender value will be the proceeds then held by us.

Method 2—Payments for a Fixed Period. We will make payments each month for the number of years chosen based on interest at an effective rate of at least 2.5% per year. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. At any time, the payee can Surrender the Policy and the Surrender value will be the commuted value of any unpaid payments. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.

Method 3—Life Annuity with 0-, 10-, 15-, or 20-Year Guaranteed Period. A payment will be made to the payee each month for life. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. If the payee dies within the guaranteed period, the person you or the payee chooses can Surrender the Policy and the Surrender value will be the commuted value of any unpaid monthly payments for the period chosen. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.

Payments after the Death of a Payee. Any monthly payments still due at the death of the payee during a guaranteed or fixed period will be continued to the person or persons named by you or by the payee to receive them. The commuted value of these payments may be paid in one sum unless we are directed otherwise. If a person receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other surviving person or persons named to receive it. If no one so named is then living, the commuted value will be paid to the estate of the last person who was receiving these payments. If no one has been named to receive these payments, or if no one so named is living at the death of the payee, the commuted value will be paid in one sum to the payee’s estate. If the payee dies while all or part of the proceeds is held by us under the Interest Payments Method, that amount will be paid in one sum to the person or persons you or the payee has named to receive it. If no such person survives the payee, the amount will be paid in one sum to the payee’s estate.

DELAYS IN PAYMENTS WE MAKE

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan, or payment methods within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death.

However, we can postpone these payments if:

•

the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or

•

an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; or

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed Account that is to be applied to pay required Premiums on other policies in force with us. We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any payment for 10 days or more. This annual rate will be the same rate that’s offered under Payment Method 1, described above.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a premium or any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Insured on a single life Policy or the Last Insured on a last survivor Policy dies;

•	the effective date of the exchange of this policy for a paid-up life insurance policy;

•	the date this policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

ADDITIONAL INFORMATION ON SALES OF THE POLICIES

Teachers Personal Investors Services, Inc. (“TPIS”) is responsible for distributing the Policies pursuant to a distribution agreement with us. TPIS may be considered the “principal underwriter” for interests in the Policy. TPIS, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TPIS is a subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TPIS is registered as

B-6	Statement of Additional Information ■ Variable Universal Life

a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, or FINRA.

We offer the Policies to the public on a continuous basis through TPIS. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TPIS and/or TIAA-CREF Individual and Institutional Services (“Services”) an affiliate of TPIS, offers the Policies through their sales representatives. Sales representatives must be registered representatives of TPIS and/or Services and licensed as insurance agents and appointed by us. No commissions are paid in connection with the distribution of the Policies, although we pay TPIS a fee from our general account assets for sales of the Policies. For fiscal years 2005, 2006, and 2007, we paid TPIS $4,247, $7,166 and $6,686.74 respectively, for distribution of the Policies, and TPIS paid these amounts to Services pursuant to a selling agreement between the two broker-dealers. We intend to recoup payments made to TPIS through fees and charges imposed under the Policy.

ILLUSTRATIONS

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Portfolios, the amounts deducted for the Policy’s Monthly Charges, the Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured’s age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE Index®, the Russell 1000 Index®, the Russell 2000 Index®, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the

Variable Universal Life ■ Statement of Additional Information	B-7

given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

TOTAL RETURNS

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the mortality and expense risk charge and the administrative expense charge (“Common Charges”). However, charges such as the monthly cost of insurance charge (which is based on factors, such as sex, Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and which therefore vary with each Policy) are not reflected in average annual total returns, nor are the premium expense charge, the policy unit charge, the monthly policy fee, or any charges assessed for loans or transfers (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. TIAA-CREF Life Funds has provided all performance information for the Portfolios, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts. TIAA-CREF Life Funds is affiliated with us.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

ADDITIONAL INFORMATION

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require “unisex” policies (currently Montana), are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current Face Amount

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the Fixed Account and Loan Account

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we will send you a quarterly statement as well as confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Investment Account to another (excluding amounts transferred under the dollar cost averaging

B-8	Statement of Additional Information ■ Variable Universal Life

plan), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under an automatic payment plan). Scheduled transactions such as electronic premium payments, monthly charges, and transfers under our dollar cost averaging program will not generate a confirmation but will be reported on your quarterly statement.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

RECORDS

We will maintain all records relating to the Separate Account and the Fixed Account at our Administrative Office.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA-CREF Life. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities law.

EXPERTS

The statements of assets and liabilities of TIA-CREF Life Separate Account VLI-1 as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA-CREF Life as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA-CREF Enterprises, Inc., which is a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.3 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2007, TIAA’s assets were approximately $196.4 billion; the combined assets for TIAA and CREF totaled approximately $417.8 billion. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York State Insurance Department (“NYID”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the NYID and the insurance departments of some other jurisdictions in which the Policy is offered.

MANAGEMENT RELATED SERVICE CONTRACTS

We have a management services agreement with our parent company, Teachers Insurance and Annuity Association of America (“TIAA”) to provide services for the Company’s operations and to make available for the Company’s daily use property, equipment and facilities as it may require. According to the terms of the service agreement, all charges incurred by the Company for services and facilities are reasonable and in accordance with the requirements of New York Insurance Department Regulation 33, to the extent practicable, if such charges reflect actual costs and are arrived at in a fair and equitable manner, and charges reflecting estimated costs whenever used are adjusted periodically, to bring them into alignment with costs actually incurred.

Variable Universal Life ■ Statement of Additional Information	B-9

We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA-CREF Life. TIAA-CREF Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

FINANCIAL STATEMENTS

The Company’s audited financial statements and those of the Separate Account follow.

The Company’s financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

B-10	Statement of Additional Information ■ Variable Universal Life

INDEX TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
Audited Financial Statements
For the Fiscal Year Ended December 31, 2007:

1	Report of Independent Registered Public Accounting Firm
2	Statements of Assets and Liabilities
2	Statements of Operations
10	Statements of Changes in Net Assets
25	Notes to Financial Statements

Variable Universal Life ■ Statement of Additional Information	B-11

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VLI-1 and the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VLI-1 at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agent of the investee mutual funds, provides a reasonable basis of our opinion.

PricewaterhouseCoopers LLP

April 11, 2008

TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	1

Statements of assets and liabilities

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2007

	TC Life Bond	TC Life Large Cap Value	TC Life Money Market	TC Life Real Estate

ASSETS
Investments, at cost	$744,688	$918,478	$2,472,251	$527,820
Shares held in corresponding Funds	30,256	24,891	2,472,251	15,486
Investments, at value	742,771	779,230	2,472,266	410,345
Total net assets	$742,771	$779,230	$2,472,266	$410,345

Statements of operations

TIAA-CREF SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2007

	TC Life Bond	TC Life Large Cap Value	TC Life Money Market	TC Life Real Estate

INVESTMENT INCOME
Income:
Reinvested dividends	$34,307	$105,601	$65,095	$69,641

Expenses – Note 2:
Administrative expenses	—	—	—	—
Mortality and expense risk charges	3,208	3,415	13,412	2,072
Total expenses	3,208	3,415	13,412	2,072
Investment income – net	31,099	102,186	51,683	67,569

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS – Note 3
Net realized gain (loss) on investments	(2,078)	5,141	216	(14,384)
Net change in unrealized appreciation (depreciation) on investments	2,185	(135,046)	15	(116,233)
Net realized and unrealized gain (loss) on investments	107	(129,905)	231	(130,617)
Net increase (decrease) in net assets resulting from operations	$31,206	$(27,719)	$51,914	$(63,048)

2	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

TC Life Small Cap Equity	TC Life Stock Index	TC Life Growth Equity	TC Life Growth & Income	TC Life International Equity	TC Life Social Choice	Calamos Growth & Income Portfolio	Credit Suisse Commodity Return Strategy Portfolio

$395,742	$3,370,485	$1,432,286	$1,643,955	$3,150,601	$573,745	$108,871	$21,121
12,643	109,285	91,548	68,431	128,467	21,941	7,295	1,884
343,493	3,464,102	1,649,669	1,988,648	3,085,896	595,033	104,459	21,813
$343,493	$3,464,102	$1,649,669	$1,988,648	$3,085,896	$595,033	$104,459	$21,813

TC Life Small Cap Equity	TC Life Stock Index	TC Life Growth Equity	TC Life Growth & Income	TC Life International Equity	TC Life Social Choice	Calamos Growth & Income Portfolio	Credit Suisse Commodity Return Strategy Portfolio

$35,193	$86,813	$10,970	$26,279	$575,876	$20,723	$9,056	$822

—	3,841	1,512	2,815	3,140	817	—	—
1,543	6,704	2,668	2,277	5,546	756	511	128
1,543	10,545	4,180	5,092	8,686	1,573	511	128
33,650	76,268	6,790	21,187	567,190	19,150	8,545	694

(18,113)	59,217	29,248	32,161	78,746	6,303	257	1,100
(49,515)	(59,752)	177,239	195,312	(338,155)	(16,587)	(4,266)	696
(67,628)	(535)	206,487	227,473	(259,409)	(10,284)	(4,009)	1,796
$(33,978)	$75,733	$213,277	$248,660	$307,781	$8,866	$4,536	$2,490

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	3

Statements of assets and liabilities

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1 ■ DECEMBER 31, 2007

	Credit Suisse Global Small Cap Portfolio	Credit Suisse Small Cap Core I Portfolio	Delaware VIP Diversified Income Series – Standard Class	Delaware VIP International Value Equity Series – Standard Class

ASSETS
Investments, at cost	$4,170	$21,768	$14,880	$55,640
Shares held in corresponding Funds	237	1,360	1,508	3,218
Investments, at value	3,333	21,033	15,408	47,300
Total net assets	$3,333	$21,033	$15,408	$47,300

Statements of operations

TIAA-CREF SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2007

	Credit Suisse Global Small Cap Portfolio	Credit Suisse Small Cap Core I Portfolio		Delaware VIP International Value Equity Series – Standard Class
	For the period July 10, 2007 (commencement of operations) to December 31, 2007	For the period May 8, 2007 (commencement of operations) to December 31, 2007	Delaware VIP Diversified Income Series – Standard Class	For the period February 5, 2007 (commencement of operations) to December 31, 2007

INVESTMENT INCOME
Income:
Reinvested dividends	$—	$47	$178	$8,497

Expenses – Note 2:
Administrative expenses	—	—	—	—
Mortality and expense risk charges	11	26	101	296
Total expenses	11	26	101	296
Investment income – net	(11)	21	77	8,201

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS – Note 3
Net realized gain (loss) on investments	599	431	109	(332)
Net change in unrealized appreciation (depreciation) on investments	(837)	(735)	529	(8,340)
Net realized and unrealized gain (loss) on investments	(238)	(304)	638	(8,672)
Net increase (decrease) in net assets resulting from operations	$(249)	$(283)	$715	$(471)

4	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

Delaware VIP Small Cap Value Series – Standard Class	Templeton Developing Markets Securities Fund – Class 1	Franklin Income Securities Fund – Class 1	Mutual Shares Securities Fund – Class 1	Franklin Small-Mid Cap Growth Securities Fund – Class 1	Janus Aspen Forty Portfolio – Institutional Shares	Janus Aspen International Growth Portfolio – Institutional Shares	Janus Aspen Mid Cap Value Portfolio – Institutional Shares

$384,094	$52,902	$48,790	$132,124	$43,722	$41,782	$87,130	$47,917
13,137	3,127	2,761	6,426	1,833	1,057	1,352	2,754
376,365	50,557	48,675	131,220	42,866	43,514	88,324	46,245
$376,365	$50,557	$48,675	$131,220	$42,866	$43,514	$88,324	$46,245

Delaware VIP Small Cap Value Series – Standard Class			Mutual Shares Securities Fund – Class 1	Franklin Small-Mid Cap Growth Securities Fund – Class 1	Janus Aspen Forty Portfolio – Institutional Shares	Janus Aspen
For the period March 29, 2007 (commencement of operations) to December 31, 2007	Templeton Developing Markets Securities Fund – Class 1	Franklin Income Securities Fund – Class 1	For the period February 2, 2007 (commencement of operations) to December 31, 2007	For the period February 5, 2007 (commencement of operations) to December 31, 2007	For the period January 8, 2007 (commencement of operations) to December 31, 2007	International Growth Portfolio – Institutional Shares	Janus Aspen Mid Cap Value Portfolio – Institutional Shares

$—	$1,594	$26	$532	$789	$78	$215	$1,583

—	—	—	—	—	—	—	—
300	252	57	257	168	156	191	235
300	252	57	257	168	156	191	235
(300)	1,342	(31)	275	621	(78)	24	1,348

(1,554)	(2,071)	32	(895)	278	3,156	2,430	(974)

(7,729)	(2,365)	(137)	(904)	(856)	1,732	1,172	(1,672)
(9,283)	(4,436)	(105)	(1,799)	(578)	4,888	3,602	(2,646)
$(9,583)	$(3,094)	$(136)	$(1,524)	$43	$4,810	$3,626	$(1,298)

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	5

Statements of assets and liabilities

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2007

	Janus Aspen INTECH Risk- Managed Core Portfolio – Service Shares	Jennison 20/20 Focus Portfolio – Class II	Natural Resources Portfolio – Class II	Value Portfolio – Class II

ASSETS
Investments, at cost	$57,828	$88,030	$41,171	$52,865
Shares held in corresponding Funds	4,396	5,107	667	1,875
Investments, at value	58,422	80,609	37,327	44,079
Total net assets	$58,422	$80,609	$37,327	$44,079

Statements of operations

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2007

		Jennison 20/20 Focus Portfolio – Class II	Natural Resources Portfolio – Class II	Value Portfolio – Class II

	Janus Aspen INTECH Risk- Managed Core Portfolio – Service Shares	For the period May 24, 2007 (commencement of operations) to December 31, 2007	For the period February 2, 2007 (commencement of operations) to December 31, 2007	For the period June 5, 2007 (commencement of operations) to December 31, 2007

INVESTMENT INCOME
Income:
Reinvested dividends	$209	$7,545	$5,999	$5,616

Expenses – Note 2:
Mortality and expense risk charges	160	181	101	69
Total expenses	160	181	101	69
Investment income – net	49	7,364	5,898	5,547

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS – Note 3
Net realized gain (loss) on investments	327	571	2,348	(25)
Net change in unrealized appreciation (depreciation) on investments	568	(7,430)	(3,844)	(8,786)
Net realized and unrealized gain (loss) on investments	895	(6,859)	(1,496)	(8,811)
Net increase (decrease) in net assets resulting from operations	$944	$505	$4,402	$(3,264)

6	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

MFS Emerging Growth Series – Initial Class	MFS Global Equity Series – Initial Class	MFS Investors Growth Stock Series – Initial Class	MFS Utilities Series – Initial Class	Neuberger Berman Advisers Management Trust Partners Portfolio – I Class	Neuberger Berman Advisers Management Trust Regency Portfolio – I Class	PIMCO VIT All Asset Portfolio – Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged) – Institutional Class

$107,866	$7,768	$4,153	$18,292	$116,649	$29,487	$51,085	$166,995
5,030	471	358	548	5,195	1,781	4,269	13,858
125,926	7,282	4,230	18,905	107,889	28,903	49,709	176,895
$125,926	$7,282	$4,230	$18,905	$107,889	$28,903	$49,709	$176,895

	MFS Global Equity Series – Initial Class	MFS Investors Growth Stock Series – Initial Class			Neuberger Berman Advisers Management Trust Regency Portfolio – I Class
MFS Emerging Growth Series – Initial Class	For the period February 27, 2007 (commencement of operations) to December 31, 2007	For the period February 5, 2007 (commencement of operations) to December 31, 2007	MFS Utilities Series – Initial Class	Neuberger Berman Advisers Management Trust Partners Portfolio – I Class	For the period March 29, 2007 (commencement of operations) to December 31, 2007	PIMCO VIT All Asset Portfolio – Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged) – Institutional Class

$—	$244	$4	$27	$23,620	$548	$2,323	$5,841

507	35	19	72	535	114	138	773
507	35	19	72	535	114	138	773
(507)	209	(15)	(45)	23,085	434	2,185	5,068

5,675	357	366	591	(15,113)	(1,025)	257	1,826

18,145	(486)	77	598	(8,760)	(584)	(1,375)	10,015
23,820	(129)	443	1,189	(23,873)	(1,609)	(1,118)	11,841

$23,313	$80	$428	$1,144	$(788)	$(1,175)	$1,067	$16,909

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	7

Statements of assets and liabilities

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2007

	PIMCO VIT Real Return Portfolio – Institutional Class	Royce Micro-Cap Portfolio – Investment Class	Royce Small-Cap Portfolio – Investment Class	Legg Mason Partners Variable Aggressive Growth Portfolio – Class I

ASSETS
Investments, at cost	$81,684	$57,878	$91,313	$14,188
Shares held in corresponding Funds	6,565	3,792	8,234	853
Investments, at value	82,488	51,076	82,015	14,225
Total net assets	$82,488	$51,076	$82,015	$14,225

Statements of operations

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2007

	PIMCO VIT Real Return Portfolio – Institutional Class	Royce Micro-Cap Portfolio – Investment Class	Royce Small-Cap Portfolio – Investment Class
	For the period March 29, 2007 (commencement of operations) to December 31, 2007	For the period January 8, 2007 (commencement of operations) to December 31, 2007	For the period February 2, 2007 (commencement of operations) to December 31, 2007	Legg Mason Partners Variable Aggressive Growth Portfolio – Class I

INVESTMENT INCOME
Income:
Reinvested dividends	$1,177	$4,986	$3,808	$80

Expenses – Note 2:
Mortality and expense risk charges	161	134	356	54
Total expenses	161	134	356	54
Investment income – net	1,016	4,852	3,452	26

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS – Note 3
Net realized gain (loss) on investments	450	(33)	859	2,576
Net change in unrealized appreciation (depreciation) on investments	624	(6,802)	(9,298)	27
Net realized and unrealized gain (loss) on investments	1,074	(6,835)	(8,439)	2,603
Net increase (decrease) in net assets resulting from operations	$2,090	$(1,983)	$(4,987)	$2,629

8	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

Legg Mason Partners Variable Global High Yield Bond Portfolio – Class I	Legg Mason Partners Variable Small Cap Growth Portfolio – Class I	Wanger International Small Cap Fund	Wanger Select Fund	Wanger U.S. Smaller Companies Fund	PVC Equity Income Account I – Class 1	PVC MidCap Stock Account – Class 1

$85,015	$11,971	$60,781	$72,413	$2,885	$3,581	$59,947
8,082	756	1,358	2,436	63	180	3,797
73,142	11,361	59,820	68,408	2,278	3,481	57,770
$73,142	$11,361	$59,820	$68,408	$2,278	$3,481	$57,770

Legg Mason Partners Variable Global High Yield Bond Portfolio – Class I	Legg Mason Partners Variable Small Cap Growth Portfolio – Class I		Wanger Select Fund		PVC Equity Income Account I – Class 1	PVC MidCap Stock Account – Class 1
For the period May 8, 2007 (commencement of operations) to December 31, 2007	For the period February 5, 2007 (commencement of operations) to December 31, 2007	Wanger International Small Cap Fund	For the period February 2, 2007 (commencement of operations) to December 31, 2007	Wanger U.S. Smaller Companies Fund	For the period April 4, 2007 (commencement of operations) to December 31, 2007	For the period February 26, 2007 (commencement of operations) to December 31, 2007

$5,387	$701	$295	$87	$4	$—	$—

255	54	226	188	10	16	78
255	54	226	188	10	16	78
5,132	647	69	(101)	(6)	(16)	(78)

(11,128)	(2,858)	2,148	(11)	492	(829)	1,467

(7,940)	(610)	(964)	(4,005)	(606)	(100)	(2,177)
(19,068)	(3,468)	1,184	(4,016)	(114)	(929)	(710)

$(13,936)	$(2,821)	$1,253	$(4,117)	$(120)	$(945)	$(788)

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	9

Statements of changes in net assets

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TC Life Bond		TC Life Large Cap Value
	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

FROM OPERATIONS
Investment income – net	$31,099	$3,590	$102,186	$7,692
Net realized gain (loss) on investments	(2,078)	—	5,141	3
Net change in unrealized appreciation (depreciation) on investments	2,185	(4,103)	(135,046)	(4,202)
Net increase (decrease) in net assets resulting from operations	31,206	(513)	(27,719)	3,493

FROM CONTRACT OWNER TRANSACTIONS
Premiums	57,231	77,710	57,547	82,071
Net contract owner transfers between accounts	597,419	1,284	660,661	20,056
Withdrawals and death benefits	(21,547)	(19)	(16,835)	(44)
Subtotal	633,103	78,975	701,373	102,083
Net increase (decrease) in net assets resulting from contract owner transactions	633,103	78,975	701,373	102,083
Net increase (decrease) in net assets	664,309	78,462	673,654	105,576

NET ASSETS
Beginning of year	78,462	—	105,576	—
End of year	$742,771	$78,462	$779,230	$105,576

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	3,094	—	2,739	—
Credited for premiums	2,798	3,036	1,695	2,148
Credited (cancelled) for transfers and disbursements	21,930	59	15,674	593
End of year	27,822	3,095	20,108	2,741

10	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

TC Life Money Market		TC Life Real Estate		TC Life Small Cap Equity		TC Life Stock Index
For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

$51,683	$9,041	$67,569	$5,546	$33,650	$4,140	$76,268	$40,975
216	—	(14,384)	5	(18,113)	2	59,217	56,291
15	—	(116,233)	(1,242)	(49,515)	(2,734)	(59,752)	127,887

51,914	9,041	(63,048)	4,309	(33,978)	1,408	75,733	225,153

8,538,622	3,164,570	94,405	36,522	42,684	36,173	1,039,407	787,356
(7,242,009)	(1,957,662)	319,495	29,688	293,569	10,085	656,692	(57,261)
(84,930)	(7,280)	(10,934)	(92)	(6,438)	(10)	(180,487)	(117,927)
1,211,683	1,199,628	402,966	66,118	329,815	46,248	1,515,612	612,168
1,211,683	1,199,628	402,966	66,118	329,815	46,248	1,515,612	612,168
1,263,597	1,208,669	339,918	70,427	295,837	47,656	1,591,345	837,321

1,208,669	—	70,427	—	47,656	—	1,872,757	1,035,436
$2,472,266	$1,208,669	$410,345	$70,427	$343,493	$47,656	$3,464,102	$1,872,757

1,200,926	—	1,730	—	1,366	—	52,510	33,395
8,278,273	2,953,668	2,570	872	1,308	1,040	27,063	19,561
(7,183,449)	(1,780,203)	7,666	847	7,758	326	17,969	(131)
2,295,750	1,173,465	11,966	1,719	10,432	1,366	97,542	52,825

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	11

Statements of changes in net assets

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TC Life Growth Equity		TC Life Growth & Income
	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

FROM OPERATIONS
Investment income – net	$6,790	$3,689	$21,187	$15,396
Net realized gain (loss) on investments	29,248	8,743	32,161	29,566
Net change in unrealized appreciation (depreciation) on investments	177,239	15,823	195,312	106,605
Net increase (decrease) in net assets resulting from operations	213,277	28,255	248,660	151,567

FROM CONTRACT OWNER TRANSACTIONS
Premiums	265,581	227,922	349,365	462,045
Net contract owner transfers between accounts	582,954	29,334	218,287	36,561
Withdrawals and death benefits	(65,214)	(47,444)	(67,729)	(70,708)
Subtotal	783,321	209,812	499,923	427,898
Net increase (decrease) in net assets resulting from contract owner transactions	783,321	209,812	499,923	427,898
Net increase (decrease) in net assets	996,598	238,067	748,583	579,465

NET ASSETS
Beginning of year	653,071	415,004	1,240,065	660,600
End of year	$1,649,669	$653,071	$1,988,648	$1,240,065

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	42,737	28,540	46,726	28,911
Credited for premiums	14,039	17,028	10,564	17,235
Credited (cancelled) for transfers and disbursements	33,031	(2,830)	6,565	581
End of year	89,807	42,738	63,855	46,727

12	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

TC Life International Equity		TC Life Social Choice		Calamos Growth & Income Portfolio
For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the period November 1, 2006 (commencement of operations) to December 31, 2006

$567,190	$16,704	$19,150	$7,301	$8,545	$(2)
78,746	40,189	6,303	3,312	257	23
(338,155)	206,427	(16,587)	27,580	(4,266)	(144)

307,781	263,320	8,866	38,193	4,536	(123)

623,641	371,589	109,953	129,842	62,555	448
957,585	119,812	143,862	2,479	39,209	2,387
(142,191)	(76,452)	(42,490)	(23,038)	(4,505)	(48)
1,439,035	414,949	211,325	109,283	97,259	2,787
1,439,035	414,949	211,325	109,283	97,259	2,787
1,746,816	678,269	220,191	147,476	101,795	2,664

1,339,080	660,811	374,842	227,366	2,664	—
$3,085,896	$1,339,080	$595,033	$374,842	$104,459	$2,664

49,314	31,415	12,676	8,772	187	—
19,025	13,940	3,179	3,708	3,774	14
29,895	4,020	4,010	196	2,219	173
98,234	49,375	19,865	12,676	6,180	187

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	13

Statements of changes in net assets

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Credit Suisse Commodity Return Strategy Portfolio		Credit Suisse Global Small Cap Portfolio	Credit Suisse Small Cap Core I Portfolio

	For the year ended December 31, 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006	For the period July 10, 2007 (commencement of operations) to December 31, 2007	For the period May 8, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Investment income – net	$694	$—	$(11)	$21
Net realized gain (loss) on investments	1,100	—	599	431
Net change in unrealized appreciation (depreciation) on investments	696	(3)	(837)	(735)
Net increase (decrease) in net assets resulting from operations	2,490	(3)	(249)	(283)

FROM CONTRACT OWNER TRANSACTIONS
Premiums	7,075	205	692	575
Net contract owner transfers between accounts	13,324	97	3,037	20,835
Withdrawals and death benefits	(1,363)	(12)	(147)	(94)
Subtotal	19,036	290	3,582	21,316
Net increase (decrease) in net assets resulting from contract owner transactions	19,036	290	3,582	21,316
Net increase (decrease) in net assets	21,526	287	3,333	21,033

NET ASSETS
Beginning of year	287	—	—	—
End of year	$21,813	$287	$3,333	$21,033

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	28	—	—	—
Credited for premiums	627	20	48	62
Credited (cancelled) for transfers and disbursements	1,132	8	193	2,193
End of year	1,787	28	241	2,255

14	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

Delaware VIP Diversified Income Series – Standard Class		Delaware VIP International Value Equity Series – Standard Class	Delaware VIP Small Cap Value Series – Standard Class	Templeton Developing Markets Securities Fund – Class 1
For the year ended December 31, 2007	For the period December 27, 2006 (commencement of operations) to December 31, 2006	For the period February 5, 2007 (commencement of operations) to December 31, 2007	For the period March 29, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006

$77	$—	$8,201	$(300)	$1,342	$—
109	—	(332)	(1,554)	(2,071)	—
529	—	(8,340)	(7,729)	(2,365)	20

715	—	(471)	(9,583)	(3,094)	20

485	40	10,630	—	18,703	215
14,290	25	39,832	386,297	35,926	280
(132)	(15)	(2,691)	(349)	(1,477)	(16)
14,643	50	47,771	385,948	53,152	479
14,643	50	47,771	385,948	53,152	479
15,358	50	47,300	376,365	50,058	499

50	—	—	—	499	—
$15,408	$50	$47,300	$376,365	$50,557	$499

5	—	—	—	36	—
48	4	441	—	1,177	16
1,431	1	1,541	12,216	1,616	20
1,484	5	1,982	12,216	2,829	36

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	15

Statements of changes in net assets

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Franklin Income Securities Fund – Class 1		Mutual Shares Securities Fund – Class 1	Franklin Small-Mid Cap Growth Securities Fund – Class 1
	For the year ended December 31, 2007	For the period November 1, 2006 (commencement of operations) to December 31, 2006	For the period February 2, 2007 (commencement of operations) to December 31, 2007	For the period February 5, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Investment income – net	$(31)	$—	$275	$621
Net realized gain (loss) on investments	32	3	(895)	278
Net change in unrealized appreciation (depreciation) on investments	(137)	22	(904)	(856)
Net increase (decrease) in net assets resulting from operations	(136)	25	(1,524)	43

FROM CONTRACT OWNER TRANSACTIONS
Premiums	980	—	21,610	15,604
Net contract owner transfers between accounts	47,618	685	112,104	28,552
Withdrawals and death benefits	(497)	—	(970)	(1,333)
Subtotal	48,101	685	132,744	42,823
Net increase (decrease) in net assets resulting from contract owner transactions	48,101	685	132,744	42,823
Net increase (decrease) in net assets	47,965	710	131,220	42,866

NET ASSETS
Beginning of year	710	—	—	—
End of year	$48,675	$710	$131,220	$42,866

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	40	—	—	—
Credited for premiums	51	40	962	648
Credited (cancelled) for transfers and disbursements	2,484	—	4,948	1,092
End of year	2,575	40	5,910	1,740

16	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

Janus Aspen Forty Portfolio – Institutional Shares	Janus Aspen International Growth Portfolio – Institutional Shares		Janus Aspen Mid Cap Value Portfolio – Institutional Shares
For the period January 8, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006	For the year ended December 31, 2007	For the period December 28, 2006 (commencement of operations) to December 31, 2006

$(78)	$24	$—	$1,348	$—
3,156	2,430	—	(974)	—
1,732	1,172	22	(1,672)	(1)

4,810	3,626	22	(1,298)	(1)

9,513	20,634	632	17,959	—
30,445	65,191	131	31,272	177
(1,254)	(1,873)	(39)	(1,864)	—
38,704	83,952	724	47,367	177
38,704	83,952	724	47,367	177
43,514	87,578	746	46,069	176

—	746	—	176	—
$43,514	$88,324	$746	$46,245	$176

—	15	—	11	—
241	324	13	985	11
825	998	2	1,485	—
1,066	1,337	15	2,481	11

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	17

Statements of changes in net assets

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Janus Aspen INTECH Risk-Managed Core Portfolio – Service Shares		Jennison 20/20 Focus Portfolio – Class II	Natural Resources Portfolio – Class II
	For the year ended December 31, 2007	For the period October 31, 2006 (commencement of operations) to December 31, 2006	For the period May 24, 2007 (commencement of operations) to December 31, 2007	For the period February 2, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Investment income – net	$49	$—	$7,364	$5,898
Net realized gain (loss) on investments	327	—	571	2,348
Net change in unrealized appreciation (depreciation) on investments	568	26	(7,430)	(3,844)
Net increase (decrease) in net assets resulting from operations	944	26	505	4,402

FROM CONTRACT OWNER TRANSACTIONS
Premiums	15,794	39	1,795	6,746
Net contract owner transfers between accounts	42,357	67	78,841	27,008
Withdrawals and death benefits	(795)	(10)	(532)	(829)
Subtotal	57,356	96	80,104	32,925
Net increase (decrease) in net assets resulting from contract owner transactions	57,356	96	80,104	32,925
Net increase (decrease) in net assets	58,300	122	80,609	37,327

NET ASSETS
Beginning of year	122	—	—	—
End of year	$58,422	$122	$80,609	$37,327

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	7	—	—	—
Credited for premiums	1,111	6	106	112
Credited (cancelled) for transfers and disbursements	2,947	4	4,592	452
End of year	4,065	10	4,698	564

18	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

Value Portfolio – Class II	MFS Emerging Growth Series – Initial Class		MFS Global Equity Series – Initial Class	MFS Investors Growth Stock Series – Initial Class
For the period June 5, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006	For the period February 27, 2007 (commencement of operations) to December 31, 2007	For the period February 5, 2007 (commencement of operations) to December 31, 2007

$5,547	$(507)	$—	$209	$(15)
(25)	5,675	—	357	366
(8,786)	18,145	(85)	(486)	77

(3,264)	23,313	(85)	80	428

1,173	4,759	15,687	1,350	3,990
46,384	87,100	166	6,041	199
(214)	(5,003)	(11)	(189)	(387)
47,343	86,856	15,842	7,202	3,802
47,343	86,856	15,842	7,202	3,802
44,079	110,169	15,757	7,282	4,230

—	15,757	—	—	—
$44,079	$125,926	$15,757	$7,282	$4,230

—	770	—	—	—
43	357	761	84	354
1,597	3,957	10	356	9
1,640	5,084	771	440	363

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	19

Statements of changes in net assets

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	MFS Utilities Series – Initial Class		Neuberger Berman Advisers Management Trust Partners Portfolio – I Class
	For the year ended December 31, 2007	For the period October 11, 2006 (commencement of operations) to December 31, 2006	For the year ended December 31, 2007	For the period December 27, 2006 (commencement of operations) to December 31, 2006

FROM OPERATIONS
Investment income – net	$(45)	$—	$23,085	$—
Net realized gain (loss) on investments	591	2	(15,113)	—
Net change in unrealized appreciation (depreciation) on investments	598	15	(8,760)	—
Net increase (decrease) in net assets resulting from operations	1,144	17	(788)	—

FROM CONTRACT OWNER TRANSACTIONS
Premiums	1,723	109	1,502	16
Net contract owner transfers between accounts	16,529	99	107,998	10
Withdrawals and death benefits	(697)	(19)	(843)	(6)
Subtotal	17,555	189	108,657	20
Net increase (decrease) in net assets resulting from contract owner transactions	17,555	189	108,657	20
Net increase (decrease) in net assets	18,699	206	107,869	20

NET ASSETS
Beginning of year	206	—	20	—
End of year	$18,905	$206	$107,889	$20

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	7	—	1	—
Credited for premiums	51	4	59	1
Credited (cancelled) for transfers and disbursements	457	3	4,104	—
End of year	515	7	4,164	1

20	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

Neuberger Berman Advisers Management Trust Regency Portfolio – I Class	PIMCO VIT All Asset Portfolio – Institutional Class		PIMCO VIT Global Bond Portfolio (Unhedged) – Institutional Class		PIMCO VIT Real Return Portfolio – Institutional Class
For the period March 29, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2007	For the period October 31, 2006 (commencement of operations) to December 31, 2006	For the year ended December 31, 2007	For the period December 12, 2006 (commencement of operations) to December 31, 2006	For the period March 29, 2007 (commencement of operations) to December 31, 2007

$434	$2,185	$—	$5,068	$—	$1,016
(1,025)	257	—	1,826	(10)	450
(584)	(1,375)	(1)	10,015	(115)	624

(1,175)	1,067	(1)	16,909	(125)	2,090

13,619	16,930	20	1,845	38,704	1,255
17,183	33,048	34	127,646	(530)	79,478
(724)	(1,383)	(6)	(7,554)	—	(335)
30,078	48,595	48	121,937	38,174	80,398
30,078	48,595	48	121,937	38,174	80,398
28,903	49,662	47	138,846	38,049	82,488

—	47	—	38,049	—	—
$28,903	$49,709	$47	$176,895	$38,049	$82,488

—	4	—	3,130	—	—
770	1,357	2	613	3,163	101
881	2,459	2	9,472	(42)	6,042
1,651	3,820	4	13,215	3,121	6,143

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	21

Statements of changes in net assets

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Royce Micro-Cap Portfolio – Investment Class	Royce Small-Cap Portfolio – Investment Class	Legg Mason Partners Variable Aggressive Growth Portfolio – Class I
	For the period January 8, 2007 (commencement of operations) to December 31, 2007	For the period February 2, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2007	For the period October 11, 2006 (commencement of operations) to December 31, 2006

FROM OPERATIONS
Investment income – net	$4,852	$3,452	$26	$—
Net realized gain (loss) on investments	(33)	859	2,576	—
Net change in unrealized appreciation (depreciation) on investments	(6,802)	(9,298)	27	10
Net increase (decrease) in net assets resulting from operations	(1,983)	(4,987)	2,629	10

FROM CONTRACT OWNER TRANSACTIONS
Premiums	20,287	7,328	4,374	382
Net contract owner transfers between accounts	34,504	81,281	7,093	228
Withdrawals and death benefits	(1,732)	(1,607)	(458)	(33)
Subtotal	53,059	87,002	11,009	577
Net increase (decrease) in net assets resulting from contract owner transactions	53,059	87,002	11,009	577
Net increase (decrease) in net assets	51,076	82,015	13,638	587

NET ASSETS
Beginning of year	—	—	587	—
End of year	$51,076	$82,015	$14,225	$587

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	1,244	635	379	23
Credited (cancelled) for transfers and disbursements	2,031	6,990	1,073	—
End of year	3,275	7,625	1,452	23

22	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

Legg Mason Partners Variable Global High Yield Bond Portfolio – Class I	Legg Mason Partners Variable Small Cap Growth Portfolio – Class I	Wanger International Small Cap Fund		Wanger Select Fund
For the period May 8, 2007 (commencement of operations) to December 31, 2007	For the period February 5, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2007	For the period October 31, 2006 (commencement of operations) to December 31, 2006	For the period February 2, 2007 (commencement of operations) to December 31, 2007

$5,132	$647	$69	$—	$(101)
(11,128)	(2,858)	2,148	—	(11)
(7,940)	(610)	(964)	3	(4,005)

(13,936)	(2,821)	1,253	3	(4,117)

1,370	7,844	22,030	20	17,006
88,994	7,129	37,880	34	56,420
(3,286)	(791)	(1,394)	(6)	(901)
87,078	14,182	58,516	48	72,525
87,078	14,182	58,516	48	72,525
73,142	11,361	59,769	51	68,408

—	—	51	—	—
$73,142	$11,361	$59,820	$51	$68,408

—	—	1	—	—
435	493	449	—	582
7,588	191	803	1	1,843
8,023	684	1,253	1	2,425

See notes to financial statements	TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	23

Statements of changes in net assets

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Wanger U.S. Smaller Companies Fund		PVC Equity Income Account I – Class 1	PVC MidCap Stock Account – Class 1
	For the year ended December 31, 2007	For the period October 31, 2006 (commencement of operations) to December 31, 2006	For the period April 4, 2007 (commencement of operations) to December 31, 2007	For the period February 26, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Investment income – net	$(6)	$—	$(16)	$(78)
Net realized gain (loss) on investments	492	—	(829)	1,467
Net change in unrealized appreciation (depreciation) on investments	(606)	—	(100)	(2,177)
Net increase (decrease) in net assets resulting from operations	(120)	—	(945)	(788)

FROM CONTRACT OWNER TRANSACTIONS
Premiums	1,027	20	2,123	8,117
Net contract owner transfers between accounts	1,416	34	2,625	50,536
Withdrawals and death benefits	(93)	(6)	(322)	(95)
Subtotal	2,350	48	4,426	58,558
Net increase (decrease) in net assets resulting from contract owner transactions	2,350	48	4,426	58,558
Net increase (decrease) in net assets	2,230	48	3,481	57,770

NET ASSETS
Beginning of year	48	—	—	—
End of year	$2,278	$48	$3,481	$57,770

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1	—	—	—
Credited for premiums	27	1	98	376
Credited (cancelled) for transfers and disbursements	33	—	64	2,763
End of year	61	1	162	3,139

24	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VLI-I

Note 1—significant accounting policies

TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on May 23, 2001 and is registered with the Securities and Exchange Commission (the “Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918. Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Flexible Premium Variable Universal Life Insurance Policy (referred to as “ VUL”) and the Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (referred to as “Intelligent Life”). Premiums received from the policies are allocated to the investment accounts (the “Sub-Accounts) which invest in the TIAA-CREF Life Funds (the “Funds”), open-end management investment companies that were organized as a business trust under Delaware law on August 13, 1998.

Accumulation Unit Values are calculated daily for each Sub-Account. VUL offers 5 investment Sub-Accounts which commenced operations on May 2, 2002. Intelligent Life offers 47 Sub-Accounts. The Sub-Accounts offered by Intelligent Life which commenced operations during the 2007 fiscal year are as follows:

Commencement Date
Credit Suisse Global Small Cap Portfolio	7/10/07
Credit Suisse Small Cap Core I Portfolio	5/08/07
Delaware VIP International Value Equity Series—Standard Class	2/05/07
Delaware VIP Small Cap Value Series—Standard Class	3/29/07
Mutual Shares Securities Fund—Class I	2/02/07
Franklin Small-Mid Cap Growth Securities Fund—Class I	2/05/07
Janus Aspen Forty Portfolio—Inst. Shares	1/08/07
Jennison 20/20 Focus Portfolio—Class II	5/24/07
Natural Resources Portfolio—Class II	2/02/07
Value Portfolio—Class II	6/05/07
MFS Global Equity Series—Initial Class	2/27/07
MFS Investors Growth Stock Series—Initial Class	2/05/07
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	3/29/07
PIMCO VIT Real Return Portfolio—Inst. Class	3/29/07
Royce Micro-Cap Portfolio—Investment Class	1/08/07
Royce Small-Cap Portfolio—Investment Class	2/02/07
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	5/08/07
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	2/05/07
Wanger Select Fund	2/02/07
PVC Equity Income Account—Class I	4/04/07
PVC MidCap Stock Account—Class I	2/26/07

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Sub-Accounts enter into contracts that contain various indemnification provisions. No claims or losses related to such indemnity provisions have been made against the Sub-Accounts since inception and management believes the risk of loss is remote. However, the Sub-Accounts maximum potential exposure under these arrangements is unknown.

The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts, which are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Note 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the VUL Sub-Accounts.

TIAA CREF Life also imposes a daily charge for bearing certain mortality and expense risks within the Intelligent Life Sub-Accounts at an annual rate of 0.95% if the total investment value is less than $100,000; 0.65% if the investment value is $100,000 to $500,000; and 0.35% if the total investment value exceeds $500,000. For Policy Years 21+, the annual rate will be 0.35% regardless of the value.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2007 were as follows:

	Purchases	Sales
TC Life Bond	$1,030,973	$366,765
TC Life Large Cap Value	1,230,074	424,992
TC Life Money Market	10,935,418	9,671,732
TC Life Real Estate	767,655	297,266
TC Life Small Cap Equity	664,756	301,685
TC Life Stock Index	2,380,972	786,445
TC Life Growth Equity	1,124,781	331,876
TC Life Growth & Income	919,878	396,986
TC Life International Equity	2,736,645	719,703
TC Life Social Choice	345,120	114,589
Calamos Growth & Income Portfolio	126,742	21,295
Credit Suisse Commodity Return Strategy Portfolio	27,599	7,225
Credit Suisse Global Small Cap Portfolio	4,364	172

TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	25

Notes to financial statements

TIAA-CREF Life Separate Account VLI-I

	Purchases	Sales
Credit Suisse Small Cap Core I Portfolio	$22,095	$279
Delaware VIP Diversified Income Series—Standard Class	28,898	14,085
Delaware VIP International Value Equity Series—Standard Class	58,780	1,973
Delaware VIP Small Cap Value Series—Standard Class	385,042	846
Templeton Developing Markets Securities Fund—Class 1	301,033	245,669
Franklin Income Securities Fund—Class 1	48,665	581
Mutual Shares Securities Fund—Class I	147,920	14,838
Franklin Small-Mid Cap Growth Securities Fund—Class I	44,228	501
Janus Aspen Forty Portfolio—Inst. Shares	85,231	46,040
Janus Aspen International Growth Portfolio—Inst. Shares	98,089	13,376
Janus Aspen Mid Cap Value Portfolio—Inst. Shares	50,938	3,274
Janus Aspen INTECH Risk Managed Core Portfolio—Service Shares	68,972	11,238
Jennison 20/20 Focus Portfolio—Class II	88,503	482
Natural Resources Portfolio—Class II	46,034	6,052
Value Portfolio—Class II	52,984	111
MFS Emerging Growth Series—Initial Class	134,310	43,549
MFS Global Equity Series—Initial Class	7,943	171
MFS Investors Growth Stock Series—Initial Class	4,960	859
MFS Utilities Series—Initial Class	20,456	2,460
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	323,114	192,583
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	44,050	12,777
PIMCO VIT All Asset Portfolio—Inst. Class	52,473	1,434
PIMCO VIT Global Bond Portfolio (Unhedged)—Inst. Class	155,838	25,364
PIMCO VIT Real Return Portfolio—Inst. Class	82,198	515
Royce Micro-Cap Portfolio—Investment Class	81,128	22,915
Royce Small-Cap Portfolio—Investment Class	95,912	4,619
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	16,386	2,765
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	166,232	85,434
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	13,824	1,807
Wanger International Small Cap Fund	74,274	14,467
Wanger Select Fund	89,139	16,188
Wanger U.S. Smaller Companies Fund	2,931	95
PVC Equity Income Account I—Class 1	3,726	142
PVC MidCap Stock Account—Class 1	60,386	422

Note 4—new accounting pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 establishes for all entities. A minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Management has evaluated the application of FIN 48 to the Account’s financial statements and has determined that the adoption of FIN 48 did not have a significant impact on the Account’s financial position or results of operations.

In September 2006, FASB also issued Statement of Accounting Standards No. 157, “Fair Value Measurement” (“SFAS 157”). This new standard applies to all entities that follow US GAAP and their valuation techniques for assets and liabilities. SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Accounts’ financial statements.

26	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1

continued

Note 5—financial highlights

	TC Life Bond Sub-Account
	For the Year Ended 2007	For the period November 1, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	4.47% to 9.86%	(5.27%) to (0.95%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.48 to $26.82	$24.26 to $25.35
Net Assets, End of Year	$742,771	$78,462
Accumulation Units Outstanding, End of Year	27,822	3,095
Ratio of Expenses to Average Net Assets (b) Lowest to Highest	0.35% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	5.14% to 5.74%	0.97% to 1.27%

TC Life Large Cap Value Sub-Account
	For the Year Ended 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	0.02% to 8.33%	(6.54%) to 13.24%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$38.53 to $39.03	$35.80 to $38.53
Net Assets, End of Year	$779,230	$105,576
Accumulation Units Outstanding, End of Year	20,108	2,741
Ratio of Expenses to Average Net Assets (b) Lowest to Highest	0.35% to 0.95%	0.00% to 0.08%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	19.39% to 19.99%	13.10% to 13.40%

TC Life Money Market Sub-Account
	For the Year Ended 2007	For the period November 1, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	1.03% to 4.88%	3.02% to 3.73%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$1.07 to $1.08	$1.02 to $1.03
Net Assets, End of Year	$2,472,266	$1,208,669
Accumulation Units Outstanding, End of Year	2,295,750	1,173,465
Ratio of Expenses to Average Net Assets (b) Lowest to Highest	0.35% to 0.95%	0.01% to 0.04%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	4.11% to 4.71%	1.01% to 1.31%

TC Life Real Estate Sub-Account
	For the Year Ended 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	(16.64%) to (9.11%)	(8.72%) to 16.21%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$34.14 to $34.58	$37.80 to $40.96
Net Assets, End of Year	$410,345	$70,427
Accumulation Units Outstanding, End of Year	11,966	1,719
Ratio of Expenses to Average Net Assets (b) Lowest to Highest	0.35% to 0.95%	0.00% to 0.11%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	24.13% to 24.73%	7.07% to 7.37%

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying funds.

TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	27

Notes to financial statements

TIAA-CREF Life Separate Account VLI-I

TC Life Small Cap Equity Sub-Account
	For the Year Ended 2007	For the period November 1, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	(6.18%) to 3.18%	(8.94%) to 11.92%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$32.73 to $33.15	$31.92 to $34.88
Net Assets, End of Year	$343,493	$47,656
Accumulation Units Outstanding, End of Year	10,432	1,366
Ratio of Expenses to Average Net Assets Lowest to Highest (b)	0.35% to 0.95%	0.00% to 0.09%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	14.22% to 14.82%	13.61% to 13.91%

	TC Life Stock Index Sub-Account
	For the Years Ended					For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2007	2006	2005	2004	2003
		Variable Universal Life Account				Intelligent Life Account

Total Return Lowest to Highest	(2.28%) to 4.85%	15.28%	5.72%	11.56%	30.45%	11.08%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$32.72 to $37.48	$35.74	$31.01	$29.33	$26.29	$31.24
Net Assets, End of Year	$3,464,102	$1,767,000	$1,035,000	$493,000	$84,000	$105,602
Accumulation Units Outstanding, End of Year	97,542	49,445	33,395	16,819	3,210	3,380
Ratio of Expenses to Average Net Assets Lowest to Highest (b)	0.30% to 0.95%	0.30%	0.30%	0.30%	0.30%	0.12%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	2.53% to 3.18%	2.61%	1.94%	3.17%	9.17%	1.05%

	TC Life Growth Equity Sub-Account
	For the Years Ended					For the period November 1, 2006 (commencement of operations) to December 31, 2006
	2007	2006	2005	2004	2003
		Variable Universal Life Account				Intelligent Life Account

Total Return Lowest to Highest	20.54% to 21.87%	5.30%	5.11%	6.07%	27.95%	(1.35%) to 0.85%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$17.95 to $18.56	$15.31	$14.54	$13.83	$13.04	$14.82 to $14.89
Net Assets, End of Year	$1,649,669	$614,000	$415,000	$208,000	$98,000	$38,669
Accumulation Units Outstanding, End of Year	89,807	40,141	28,540	15,053	7,528	2,597
Ratio of Expenses to Average Net Assets Lowest to Highest (b)	0.30% to 0.95%	0.30%	0.30%	0.30%	0.30%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	0.04% to 0.69%	0.66%	0.65%	0.94%	1.65%	0.04% to 0.34%

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying funds.

28	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1

continued

	TC Life Growth & Income Sub-Account
	For the Years Ended					For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2007	2006	2005	2004	2003
		Variable Universal Life Account				Intelligent Life Account

Total Return Lowest to Highest	17.39% to 19.55%	16.46%	6.25%	9.61%	26.02%	(0.55%) to 6.53%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$29.30 to $31.47	$26.61	$22.85	$21.50	$19.62	$24.67 to $24.96
Net Assets, End of Year	$1,988,648	$1,190,000	$661,000	$195,000	$46,000	$50,258
Accumulation Units Outstanding, End of Year	63,855	44,713	28,911	9,075	2,343	2,014
Ratio of Expenses to Average Net Assets Lowest to Highest (b)	0.30% to 0.95%	0.30%	0.30%	0.30%	0.30%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	0.76% to 1.41%	1.53%	1.58%	1.72%	3.09%	1.11% to 1.41%

	TC Life International Equity Sub-Account
	For the Years Ended					For the period November 1, 2006 (commencement of operations) to December 31, 2006
	2007	2006	2005	2004	2003
		Variable Universal Life Account				Intelligent Life Account

Total Return Lowest to Highest	18.22% to 20.27%	29.56%	14.67%	17.36%	40.65%	(0.58%) to 18.80%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$29.70 to $32.42	$27.25	$21.04	$18.34	$15.63	$24.86 to $25.13
Net Assets, End of Year	$3,085,896	$1,263,000	$661,000	$198,000	$48,000	$75,679
Accumulation Units Outstanding, End of Year	98,234	46,363	31,415	10,780	3,058	3,012
Ratio of Expenses to Average Net Assets Lowest to Highest (b)	0.30% to 0.95%	0.30%	0.30%	0.30%	0.30%	0.00% to 0.10%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	26.24% to 26.89%	1.59%	2.19%	2.74%	4.03%	1.65% to 1.95%

	TC Life Social Choice Sub-Account
	For the Years Ended					For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2007	2006	2005	2004	2003
		Variable Universal Life Account				Intelligent Life Account

Total Return Lowest to Highest	(2.13%) to 4.93%	14.30%	6.79%	12.05%	29.63%	7.90%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$27.69 to 30.79	$29.63	$25.92	$24.27	$21.66	$27.15
Net Assets, End of Year	$595,033	$368,000	$227,000	$25,000	$12,000	$7,125
Accumulation Units Outstanding, End of Year	19,865	12,414	8,772	1,010	534	262
Ratio of Expenses to Average Net Assets Lowest to Highest (b)	0.30% to 0.95%	0.30%	0.30%	0.30%	0.30%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	3.53% to 4.18%	2.62%	2.58%	2.32%	4.60%	3.52%

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying funds.

TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	29

Notes to financial statements

TIAA-CREF Life Separate Account VLI-I

	Calamos Growth & Income Portfolio
	For the Year Ended 2007	For the period November 1, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	1.43% to 18.55%	(6.00%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$16.90 to $17.00	$14.25
Net Assets, End of Year	$104,459	$2,664
Accumulation Units Outstanding, End of Year	6,180	187
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%	0.01%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	15.82% to 16.12%	(0.01%)

	Credit Suisse Commodity Return Strategy Portfolio
	For the Year Ended 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	1.25% to 18.69%	(2.28%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$12.19 to $12.27	$10.27
Net Assets, End of Year	$21,813	$287
Accumulation Units Outstanding, End of Year	1,787	28
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	5.08% to 5.38%	0.00%

	Credit Suisse Global Small Cap Portfolio
	For the period July 10, 2007 (commencement of operations) to December 31, 2007

Total Return	(12.23%)	(a)
Accumulation Unit Fair Value, End of Year	$13.82
Net Assets, End of Year	$3,333
Accumulation Units Outstanding, End of Year	241
Ratio of Expenses to Average Net Assets	0.95%
Ratio of Net Investment Income to Average Net Assets	(0.95%)

	Credit Suisse Small Cap Core I Portfolio
	For the period May 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(7.48%) to (0.53%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.31 to $9.33
Net Assets, End of Year	$21,033
Accumulation Units Outstanding, End of Year	2,255
Ratio of Expenses to Average Net Assets	0.95%
Ratio of Net Investment Income to Average Net Assets	0.78%

(a)	The percentages shown for this period are not annualized.

30	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1

continued

	Delaware VIP Diversified Income Series – Standard Class
	For the Year Ended 2007	For the period December 27, 2006 (commencement of operations) to December 31, 2006

Total Return	4.93%	0.09%	(a)
Accumulation Unit Fair Value, End of Year	$10.38	$9.74
Net Assets, End of Year	$15,408	$50
Accumulation Units Outstanding, End of Year	1,484	5
Ratio of Expenses to Average Net Assets	0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets	0.71%	0.00%

	Delaware VIP International Value Equity Series – Standard Class
	For the period February 5, 2007 (commencement of operations) to December 31, 2007

Total Return	2.04%	(a)
Accumulation Unit Fair Value, End of Year	$23.86
Net Assets, End of Year	$47,300
Accumulation Units Outstanding, End of Year	1,982
Ratio of Expenses to Average Net Assets	0.95%
Ratio of Net Investment Income to Average Net Assets	26.15%

	Delaware VIP Small Cap Value Series – Standard Class
	For the period March 29, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(14.34%) to (9.55%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$30.63 to $30.81
Net Assets, End of Year	$376,365
Accumulation Units Outstanding, End of Year	12,216
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	(0.95%) to (0.65%)

	Templeton Developing Markets Securities Fund – Class 1
	For the Year Ended 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	2.64% to 29.47%	9.83%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$17.86 to $17.97	$13.79
Net Assets, End of Year	$50,557	$499
Accumulation Units Outstanding, End of Year	2,829	36
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	4.65% to 4.95%	0.00%

(a)	The percentages shown for this period are not annualized.

TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	31

Notes to financial statements

TIAA-CREF Life Separate Account VLI-I

	Franklin Income Securities Fund – Class 1
	For the Year Ended 2007	For the period November 1, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	(0.15%) to 6.92%	3.16%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$18.79 to $18.91	$17.58
Net Assets, End of Year	$48,675	$710
Accumulation Units Outstanding, End of Year	2,575	40
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	(0.63%) to (0.33%)	0.00%

	Mutual Shares Securities Fund – Class 1
	For the period February 2, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(0.87%) to (0.11%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$22.12 to $22.26
Net Assets, End of Year	$131,220
Accumulation Units Outstanding, End of Year	5,910
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	0.79% to 1.09%

	Franklin Small-Mid Cap Growth Securities Fund – Class 1
	For the period February 5, 2007 (commencement of operations) to December 31, 2007

Total Return	6.31%	(a)
Accumulation Unit Fair Value, End of Year	$24.64
Net Assets, End of Year	$42,866
Accumulation Units Outstanding, End of Year	1,740
Ratio of Expenses to Average Net Assets	0.95%
Ratio of Net Investment Income to Average Net Assets	3.46%

	Janus Aspen Forty Portfolio – Institutional Shares
	For the period January 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	21.62% to 35.64%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$40.65 to $40.90
Net Assets, End of Year	$43,514
Accumulation Units Outstanding, End of Year	1,066
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	(0.57%) to (0.27%)

(a)	The percentages shown for this period are not annualized.

32	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1

continued

	Janus Aspen International Growth Portfolio – Institutional Shares
	For the Year Ended 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	12.86% to 29.47%	8.15%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$65.71 to $66.12	$50.75
Net Assets, End of Year	$88,324	$746
Accumulation Units Outstanding, End of Year	1,337	15
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	(0.08%) to 0.22%	0.00%

	Janus Aspen Mid Cap Value Portfolio – Institutional Shares
	For the Year Ended 2007	For the period December 28, 2006 (commencement of operations) to December 31, 2006

Total Return	13.04%	(0.48%)	(a)
Accumulation Unit Fair Value, End of Year	$18.64	$16.49
Net Assets, End of Year	$46,245	$176
Accumulation Units Outstanding, End of Year	2,481	11
Ratio of Expenses to Average Net Assets	0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.00%

	Janus Aspen INTECH Risk-Managed Core Portfolio – Service Shares
	For the Year Ended 2007	For the period October 31, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	2.89% to 14.10%	(6.11%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$14.36 to $14.45	$12.59
Net Assets, End of Year	$58,422	$122
Accumulation Units Outstanding, End of Year	4,065	10
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	0.26% to 0.56%	0.00%

	Jennison 20/20 Focus Portfolio – Class II
	For the period May 24, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	1.70% to 5.50%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$17.07 to $17.17
Net Assets, End of Year	$80,609
Accumulation Units Outstanding, End of Year	4,698
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	29.25% to 29.55%

(a)	The percentages shown for this period are not annualized.

TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	33

Notes to financial statements

TIAA-CREF Life Separate Account VLI-I

	Natural Resources Portfolio – Class II
	For the period February 2, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	5.75% to 45.92%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$65.95 to $66.37
Net Assets, End of Year	$37,327
Accumulation Units Outstanding, End of Year	564
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	47.92% to 48.22%

	Value Portfolio – Class II
	For the period June 5, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(10.11%) to (7.33%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.72 to $26.89
Net Assets, End of Year	$44,079
Accumulation Units Outstanding, End of Year	1,640
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	51.69% to 51.99%

	MFS Emerging Growth Series – Initial Class
	For the Year Ended 2007	For the period November 3, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	19.84% to 20.58%	(0.61%) to 4.55%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$24.51 to $24.82	$20.45 to $20.51
Net Assets, End of Year	$125,926	$15,757
Accumulation Units Outstanding, End of Year	5,084	771
Ratio of Expenses to Average Net Assets Lowest to Highest	0.35% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	(0.95%) to (0.35%)	0.00%

	MFS Global Equity Series – Initial Class
	For the period February 27, 2007 (commencement of operations) to December 31, 2007

Total Return	7.63%	(a)
Accumulation Unit Fair Value, End of Year	$16.56
Net Assets, End of Year	$7,282
Accumulation Units Outstanding, End of Year	440
Ratio of Expenses to Average Net Assets	0.95%
Ratio of Net Investment Income to Average Net Assets	5.65%

(a)	The percentages shown for this period are not annualized.

34	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1

continued

	MFS Investors Growth Stock Series – Initial Class
	For the period February 5, 2007 (commencement of operations) to December 31, 2007

Total Return	8.78%	(a)
Accumulation Unit Fair Value, End of Year	$11.64
Net Assets, End of Year	$4,230
Accumulation Units Outstanding, End of Year	363
Ratio of Expenses to Average Net Assets	0.95%
Ratio of Net Investment Income to Average Net Assets	(0.75%)

	MFS Utilities Series – Initial Class
	For the Year Ended 2007	For the period October 11, 2006 (commencement of operations) to December 31, 2006

Total Return	26.49%	11.59%	(a)
Accumulation Unit Fair Value, End of Year	$36.69	$29.01
Net Assets, End of Year	$18,905	$206
Accumulation Units Outstanding, End of Year	515	7
Ratio of Expenses to Average Net Assets	0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets	(0.59%)	0.00%

	Neuberger Berman Advisers Management Trust Partners Portfolio – I Class
	For the Year Ended 2007	For the period December 27, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	(1.24%) to 22.93%	(0.52%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$25.78 to $25.93	$20.97
Net Assets, End of Year	$107,889	$20
Accumulation Units Outstanding, End of Year	4,164	1
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	29.67% to 29.97%	0.00%

	Neuberger Berman Advisers Management Trust Regency Portfolio – I Class
	For the period March 29, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(1.15%) to 5.46%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$17.46 to $17.57
Net Assets, End of Year	$28,903
Accumulation Units Outstanding, End of Year	1,651
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	3.45% to 3.75%

(a)	The percentages shown for this period are not annualized.

TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	35

Notes to financial statements

TIAA-CREF Life Separate Account VLI-I

	PIMCO VIT All Asset Portfolio – Institutional Class
	For the Year Ended 2007	For the period October 31, 2006 (commencement of operations) to December 31, 2006

Total Return	12.43%	(2.13%)	(a)
Accumulation Unit Fair Value, End of Year	$13.01	$11.57
Net Assets, End of Year	$49,709	$47
Accumulation Units Outstanding, End of Year	3,820	4
Ratio of Expenses to Average Net Assets	0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets	14.77%	0.00%

	PIMCO VIT Global Bond Portfolio (Unhedged) – Institutional Class
	For the Year Ended 2007	For the period December 12, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	8.88% to 9.62%	(0.41%) to (0.07%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$13.27 to $13.44	$12.19 to $12.23
Net Assets, End of Year	$176,895	$38,049
Accumulation Units Outstanding, End of Year	13,215	3,121
Ratio of Expenses to Average Net Assets Lowest to Highest	0.35% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	2.70% to 3.30%	0.00%

	PIMCO VIT Real Return Portfolio – Institutional Class
	For the period March 29, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	1.57% to 7.24%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$13.36 to $13.44
Net Assets, End of Year	$82,488
Accumulation Units Outstanding, End of Year	6,143
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	6.73% to 7.03%

	Royce Micro-Cap Portfolio – Investment Class
	For the period January 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(6.45%) to 5.22%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$15.53 to $15.62
Net Assets, End of Year	$51,076
Accumulation Units Outstanding, End of Year	3,275
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	29.81% to 30.11%

36	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1

continued

	Royce Small-Cap Portfolio – Investment Class
	For the period February 2, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(12.61%) to (4.67%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$10.73 to $10.80
Net Assets, End of Year	$82,015
Accumulation Units Outstanding, End of Year	7,625
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	8.38% to 8.68%

	Legg Mason Partners Variable Aggressive Growth Portfolio – Class I
	For the Year Ended 2007	For the period October 11, 2006 (commencement of operations) to December 31, 2006

Total Return	(0.68%)	2.82%	(a)
Accumulation Unit Fair Value, End of Year	$9.59	$25.68
Net Assets, End of Year	$14,225	$587
Accumulation Units Outstanding, End of Year	1,452	23
Ratio of Expenses to Average Net Assets	0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets	0.50%	0.00%

	Legg Mason Partners Variable Global High Yield Bond Portfolio – Class I
	For the period May 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(4.65%) to (4.28%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.57 to $9.61
Net Assets, End of Year	$73,142
Accumulation Units Outstanding, End of Year	8,023
Ratio of Expenses to Average Net Assets Lowest to Highest	0.35% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	12.46% to 13.06%

	Legg Mason Partners Variable Small Cap Growth Portfolio – Class I
	For the period February 5, 2007 (commencement of operations) to December 31, 2007

Total Return	(0.70%)	(a)
Accumulation Unit Fair Value, End of Year	$16.61
Net Assets, End of Year	$11,361
Accumulation Units Outstanding, End of Year	684
Ratio of Expenses to Average Net Assets	0.95%
Ratio of Net Investment Income to Average Net Assets	11.33%

(a)	The percentages shown for this period are not annualized.

TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	37

Notes to financial statements

TIAA-CREF Life Separate Account VLI-I

	Wanger International Small Cap Fund
	For the Year Ended 2007	For the period October 31, 2006 (commencement of operations) to December 31, 2006

Total Return Lowest to Highest	(4.78%) to 15.03%	8.84%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$47.61 to $47.92	$41.39
Net Assets, End of Year	$59,820	$51
Accumulation Units Outstanding, End of Year	1,253	1
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	0.18% to 0.48%	0.00%

	Wanger Select Fund
	For the period February 2, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(7.57%) to 3.66%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$28.08 to $28.25
Net Assets, End of Year	$68,408
Accumulation Units Outstanding, End of Year	2,425
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	(0.61%) to (0.31%)

	Wanger U.S. Smaller Companies Fund
	For the Year Ended 2007	For the period October 31, 2006 (commencement of operations) to December 31, 2006

Total Return	4.23%	1.44%	(a)
Accumulation Unit Fair Value, End of Year	$37.55	$36.03
Net Assets, End of Year	$2,278	$48
Accumulation Units Outstanding, End of Year	61	1
Ratio of Expenses to Average Net Assets	0.95%	0.00%
Ratio of Net Investment Income to Average Net Assets	(0.60%)	0.00%

	PVC Equity Income Account I – Class 1
	For the period April 4, 2007 (commencement of operations) to December 31, 2007

Total Return	1.66%	(a)
Accumulation Unit Fair Value, End of Year	$21.50
Net Assets, End of Year	$3,481
Accumulation Units Outstanding, End of Year	162
Ratio of Expenses to Average Net Assets (b)	0.95%
Ratio of Net Investment Income to Average Net Assets	(0.95%)

(a)	The percentages shown for this period are not annualized.

38	Statement of Additional Information ■ TIAA-CREF Life Separate Account VLI-1

concluded

	PVC MidCap Stock Account – Class 1
	For the period February 26, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest	(14.16%) to (3.33%)	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$18.30 to $18.42
Net Assets, End of Year	$57,770
Accumulation Units Outstanding, End of Year	3,139
Ratio of Expenses to Average Net Assets Lowest to Highest	0.65% to 0.95%
Ratio of Net Investment Income to Average Net Assets Lowest to Highest	(0.95%) to (0.65%)

(a)	The percentages shown for this period are not annualized.

TIAA-CREF Life Separate Account VLI-1 ■ Statement of Additional Information	39

Index to Statutory—Basis Financial Statements

TIAA-CREF LIFE INSURANCE COMPANY DECEMBER 31, 2007
Page
B-2	Report of Management Responsibility
B-3	Report of the Audit Committee
B-4	Report of Independent Auditors
Statutory—Basis Financial Statements:
B-5	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-6	Statements of Operations
B-6	Statements of Changes in Capital and Surplus
B-7	Statements of Cash Flow
B-8	Notes to Financial Statements

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-1

Report of management responsibility

April 1, 2008

To the Policyholders of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA-CREF Life, and the Senior Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent auditors of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life for the years ended December 31, 2007, 2006 and 2005. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting services which is not in accordance with TC Life’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

Bret L. Benham	Linda S. Dougherty
Chairman, President and Chief Executive Officer	Vice President and Chief Financial Officer

B-2	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

Report of the audit committee

To the Policyholders of TIAA-CREF Life Insurance Company:

The Audit Committee (“Committee”) oversees the financial reporting process of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on behalf of TIAA-CREF Life’s Board of Directors. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA-CREF Life’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal audit group and the independent auditors in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial accounting firm. As required by its charter, the Committee will evaluate rotation of the external financial accounting firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCoopers LLP, the independent auditors, who are responsible for expressing an opinion on these statements based upon their audits.

The discussion with PricewaterhouseCoopers LLP focused on the effectiveness of TC Life’s internal control over financial reporting, significant accounting policies and practices and significant judgments made by management. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Teachers Insurance and Annuity Association of America’s Board of Trustees has received a written disclosure regarding such independence, as required by the Public Company Accounting Oversight Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Craig K. Nordyke, Audit Committee Chairperson

Elizabeth D. Black, Audit Committee Member

Kim Petry, Audit Committee Member

Peter F. Murphy III, Audit Committee Member

Steven J. Maynard, Audit Committee Member

April 17, 2008

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-3

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2007 and 2006, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 2.

April 1, 2008

B-4	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

Statutory—basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
	2007	2006
	(in thousands)

ASSETS
Bonds	$2,164,565	$2,317,956
Preferred stocks	62,836	34,845
Mortgages	87,120	109,495
Other long term investments	1,863	1,507
Cash, cash equivalents and short-term investments	61,566	113,178
Investment income due and accrued	28,225	31,359
Separate account assets	695,507	564,128
Federal income tax recoverable from TIAA	755	3,865
Net deferred federal income tax asset	2,506	2,029
Other assets	10,407	30,011
Total assets	$3,115,350	$3,208,373

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,043,643	$2,238,501
Asset valuation reserve	10,326	15,779
Interest maintenance reserve	1,229	4,392
Separate account liabilities	694,131	562,765
Other liabilities	33,891	46,383
Total liabilities	2,783,220	2,867,820
Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus	42,130	50,553
Total capital and surplus	332,130	340,553
Total liabilities, capital and surplus	$3,115,350	$3,208,373

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-5

Statutory—basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
	2007	2006	2005
	(in thousands)

REVENUES
Insurance and annuity premiums and other considerations	$171,025	$138,588	$144,186
Net investment income	128,431	141,208	149,674
Total revenues	$299,456	$279,796	$293,860

EXPENSES
Policy and contract benefits	$227,863	$391,443	$308,574
Decrease in policy and contract reserves	(121,111)	(276,425)	(167,593)
Operating expenses	43,988	49,299	50,725
Transfers to separate accounts, net	97,470	66,209	43,474
Other, net	26,649	24,934	24,768
Total expenses	$274,859	$255,460	$259,948

Income before federal income tax and net realized capital losses	24,597	24,336	33,912
Federal income tax expense	6,173	6,246	11,506
Net realized capital losses less capital gains taxes, after transfers to interest maintenance reserve	(8,326)	(811)	(988)
Net income	$10,098	$17,279	$21,418

Statutory—basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2004	$2,500	$287,500	$10,078	$300,078
Net income	—	—	21,418	21,418
Net unrealized capital losses on investments	—	—	(221)	(221)
Change in the asset valuation reserve	—	—	(3,810)	(3,810)
Change in value of seed money in separate account	—	—	64	64
Change in net deferred income tax	—	—	(1,406)	(1,406)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	1,675	1,675
Other	—	—	15	15
Prior year income (surplus) adjustment	—	—	6,617	6,617
Balance, December 31, 2005	$2,500	$287,500	$34,430	$324,430

Net income	—	—	17,279	17,279
Net unrealized capital losses on investments	—	—	(299)	(299)
Change in asset valuation reserve	—	—	(1,205)	(1,205)
Change in value of seed money in separate account	—	—	228	228
Change in net deferred income tax	—	—	(139)	(139)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	259	259
Balance, December 31, 2006	$2,500	$287,500	$50,553	$340,553

Net income	—	—	10,098	10,098
Net unrealized capital losses on investments	—	—	(566)	(566)
Change in asset valuation reserve	—	—	5,453	5,453
Change in value of seed money in separate account	—	—	14	14
Change in net deferred income tax	—	—	1,692	1,692
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(1,215)	(1,215)
Deferred premium asset limitation	—	—	(23,899)	(23,899)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

B-6	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

Statutory—basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
	2007	2006	2005
	(in thousands)

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$168,219	$133,899	$140,876
Miscellaneous income	10,447	9,632	7,344
Net investment income	175,187	198,618	203,806
Total Receipts	353,853	342,149	352,026
Policy and contract benefits	227,960	388,870	308,394
Operating expenses	50,352	59,480	76,527
Federal income tax expense	3,062	8,357	9,517
Net transfers to Separate Accounts	98,701	58,926	50,320
Total Disbursements	380,075	515,633	444,758
Net cash from operations	(26,222)	(173,484)	(92,732)

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	657,595	667,523	547,206
Stocks	17,166	7,515	1,833
Mortgages	19,419	67,372	59,083
Miscellaneous proceeds	30	(2)	—
Cost of investments acquired:
Bonds	553,737	375,728	569,436
Stocks	46,656	3,346	8,515
Mortgages and real estate	—	40,614	20,000
Miscellaneous applications	1,779	—	—
Net increase in contract loans and premium notes	311	368	109
Net cash from investments	91,727	322,352	10,062

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	(104,539)	(69,975)	48,849
Other cash provided (applied)	(12,578)	33,246	(5,871)
Net cash from financing and other	(117,117)	(36,729)	42,978
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(51,612)	112,139	(39,692)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	113,178	1,039	40,731
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$61,566	$113,178	$1,039

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-7

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2007

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2007, the Company was licensed in 51 jurisdictions.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The Company’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserves arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables. The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. The deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy.

	2007	2006	2005
	(in thousands)
Net Income, New York SAP	$10,098	$17,279	$21,418
Difference in Reserves for:
Term Conversions	105	175	136
Deferred and Payout Annuities issued after 2000	(2)	8	(15)
Net Income, NAIC SAP	$10,201	$17,462	$21,539
Statutory Capital and Surplus, New York SAP	$332,130	$340,553	$324,430
Deferred Premium Asset Limitation	23,899	—	—
Difference in Reserves for:
Term Conversions	864	759	584
Deferred and Payout Annuities issued after 2000	6	8	—
Statutory Capital and Surplus, NAIC SAP	$356,899	$341,320	$325,014

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investments sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•

Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income taxes;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

B-8	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value, except for loan-backed and structured securities which are written down to the sum of their undiscounted expected future cash flows and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Cash, Cash Equivalents and Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value. Cash and cash equivalents include cash on hand, amounts due from banks, and short term highly liquid investments with original maturities of three months or less.

Bonds: Bonds not backed by loans and not impaired are stated at amortized cost using the interest method. Bonds not backed by loans that are held for sale and NAIC designations 6 and 6Z are valued at the lower of amortized cost or fair value.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not impaired are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining the amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization/accretion of premium/discount for loan-backed and structured securities. Loan-backed securities and structured securities held for sale and NAIC designations 6 and 6Z are stated at the lower of amortized cost or fair value. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory net assets; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Seed money investments in the separate account, which are included in Separate Account Assets in the accompanying balance sheets, are stated at fair value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation and asset replication purposes. Derivatives used by the Company include foreign currency swaps and interest rate swaps. See Note 10.

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-9

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued may be designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company’s balance sheets filed with the Department. The Company had no investment-related non-admitted assets at December 31, 2007 and 2006. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as deferred federal income tax (“DFIT”) assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $10,310 thousand and $9,095 thousand at December 31, 2007 and 2006, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.00% to 6.75% and averaging approximately 4.53%), mortality and other risks insured. Such reserves are designed to be sufficient for all contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as a change in surplus on the Statement of Changes in Capital and Surplus. No voluntary contributions were made in either 2007 or 2006.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses, and to better position the Company. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Premiums Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Note 3—long term bonds and preferred stocks

The amortized cost and estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2007 and 2006, are shown below (in thousands):

	Cost**	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2007
U.S. Government	$12,530	$1,957	$—	$14,487
All Other Governments	4,995	—	(20)	4,975
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	189,336	2,140	(781)	190,695
Public Utilities	162,790	805	(1,688)	161,907
Industrial & Miscellaneous	1,795,362	15,743	(36,480)	1,774,625
Total Bonds	2,165,013	20,645	(38,969)	2,146,689
Preferred Stocks	63,186	665	(2,727)	61,124
Total Bonds and Preferred Stocks	$2,228,199	$21,310	$(41,696)	$2,207,813

December 31, 2006
U.S. Government	$12,970	$1,391	$(2)	$14,359
All Other Governments	4,990	—	(52)	4,938
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	178,446	1,289	(2,078)	177,657
Public Utilities	170,732	790	(2,837)	168,685
Industrial & Miscellaneous	1,950,818	10,959	(25,674)	1,936,103
Total Bonds	2,317,956	14,429	(30,643)	2,301,742
Preferred Stocks	34,845	196	(371)	34,670
Total Bonds and Preferred Stocks	$2,352,801	$14,625	$(31,014)	$2,336,412

**	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

Impairment Review Process: All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an

B-10	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2007 and 2006 are shown in the table below (in thousands):

	Cost**	Gross Unrealized Loss	Estimated Fair Value
December 31, 2007
Less than twelve months:
Bonds	$477,441	$(20,509)	$456,932
Preferred Stocks	29,905	(1,753)	28,152
Total less than twelve months	$507,346	$(22,262)	$485,084
More than twelve months:
Bonds	$728,723	$(18,460)	$710,263
Preferred Stocks	10,017	(974)	9,043
Total twelve months or more	738,740	(19,434)	719,306
Total—All bonds and preferred stocks	$1,246,086	$(41,696)	$1,204,390

**	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value
December 31, 2006
Less than twelve months:
Bonds	$680,571	$(8,355)	$672,216
Preferred Stocks	23,368	(371)	22,997
Total less than twelve months	$703,939	$(8,726)	$695,213
More than twelve months:
Bonds	$1,017,310	$(22,288)	$995,022
Preferred Stocks	—	—	—
Total twelve months or more	1,017,310	(22,288)	995,022
Total—All bonds and preferred stocks	$1,721,249	$(31,014)	$1,690,235

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (25%), finance (20%), mortgage-backed securities (14%), asset-backed securities (13%), public utilities (8%), manufacturing (5%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds two securities where the gross unrealized loss was greater than $1 million at December 31, 2007.

For 2006, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (24%), finance (17%), public utilities (14%), manufacturing (12%), communication (8%), mortgaged backed (7%), and oil and gas (6%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds one security where the gross unrealized loss was greater than $1 million at December 31, 2006.

Scheduled Maturities of Bonds: The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2007, by contractual maturity, are shown below (in thousands):

	Carrying Value	Estimated Fair Value
Due in one year or less	$492,322	$492,322
Due after one year through five years	669,915	668,197
Due after five years through ten years	182,400	181,944
Due after ten years	247,714	246,640
Subtotal	1,592,351	1,589,103
Residential mortgage-backed securities	242,737	241,903
Asset-backed securities	133,761	129,848
Commercial mortgage-backed securities	195,716	185,835
Total	$2,164,565	$2,146,689

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are NAIC 6 and 6Z long-term bond investments totaling approximately $6,694 thousand of which $831 thousand are categorized as one year or less, $4,500 thousand are categorized as due after one year through five years, $707 thousand are categorized as due after ten years and $656 thousand are categorized as asset-backed securities.

Included in the preceding table under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $60,107 thousand. Ninety-nine percent (99%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Credit Quality And Diversification: At December 31, 2007 and 2006, approximately 97.5% and 97.6%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2007	2006
Finance and financial services	22.1%	21.0%
Public utilities	12.7	12.0
Residential mortgage-backed securities	11.2	9.6
Manufacturing	11.2	13.0
Commercial mortgage-backed securities	9.0	10.3
Communication	7.6	8.5
Asset-backed securities	6.2	5.5
Oil and gas	5.6	4.5
Services	3.7	4.6
Retail and wholesale trade	3.4	4.4
Transportation	2.7	3.1
US, Canada, Other Government	1.7	1.6
REIT	1.4	0.9
Mining	0.8	—
Revenue and Special Obligation	0.7	1.0
Total	100.0%	100.0%

The Company acquired bonds and stocks through exchanges aggregating. The exchanges were $ 0 and $6,997 thousand during the year ended December 31, 2007 and 2006, respectively.

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-11

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

When exchanging securities, the Company generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

For the years ended December 31, 2007 and 2006, the carrying amount of bonds and stocks denominated in foreign currency was $9,395 thousand and $13,273 thousand, respectively.

Debt securities amounting to approximately $8,754 thousand and $8,784 thousand at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2007, the Company changed from the retrospective to the prospective method due to negative yields on specific structured securities totaling $1,106 thousand. The Company also changed its accounting to the prospective method for loan-backed securities whose expected cash flows fell substantially below those expected at the time of acquisition.

The Company does not have any restricted common stock or preferred stock.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2007 therefore there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages for commercial loans.

Mortgage Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2007 and 2006 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan , as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in thousands):

	2007	2006	2005
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	$4,964	$16,560	$—
Related write-downs for other-than-temporary impairments	$(3,000)	$(326)	$—
Average investments in impaired mortgages	$11,912	$1,380	$—
Interest income recognized on impaired mortgages during the period	$596	$762	$—
Interest income recognized on a cash basis during the period	$649	$783	$—

Mortgage Diversification: At December 31, 2007 and 2006, the carrying values of mortgage investments were diversified by property type and geographic region, as follows:

Property Type	2007	2006
Office building	49.1%	59.0%
Shopping centers	44.5	35.8
Apartments	6.4	5.2
Total	100.0%	100.0%

Geographic Region	2007	2006
South Atlantic	32.0%	26.1%
North Central	23.7	18.8
Pacific	21.5	26.1
Mountain	10.7	16.3
South Central	6.4	5.2
Middle Atlantic	5.7	7.5
Total	100.0%	100.0%

At December 31, 2007, approximately 23.7% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 21.9% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region. At December 31, 2006, approximately 26.1% of the mortgage portfolio was invested in the California in the Pacific region.

Scheduled Mortgage Maturities: At December 31, 2007, the contractual maturity schedule of mortgages is shown below (in thousands):

Carrying Value
Due in one year or less	$5,933
Due after one year through five years	69,281
Due after five years through ten years	7,617
Due after ten years	4,289
Total	$87,120

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2007 and 2006. For the years ended December 31, 2007, 2006 and 2005, the investment income earned on such mortgages were $ 0. When restructuring mortgages, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more that 180 days past due at December 31, 2007 and 2006.

During 2007, the Company did not reduce the interest rate of outstanding loans.

B-12	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

The Company has no Reverse Mortgages as of December 31, 2007 and 2006.

The Company has no mortgages denominated in foreign currency for the years ended December 31, 2007 and 2006.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, the Agency carrying values of $1,046 thousand and $1,000 thousand for December 31, 2007 and 2006, respectively, are reported as other invested assets. The carrying value of Agency was not impaired for the years ended December 31, 2007 or 2006. During 2007 and 2006, there was no net amount due from insurance subsidiaries and affiliates.

Note 6—other long-term investments

The Company’s carrying value of other long-term investments, which are primarily the interest in Agency and contract loans, derivatives, and investments in process, at December 31, 2007 and 2006 was $1,863 thousand and $1,507 thousand, respectively.

Note 7—commitments

At December 31, 2007, the Company had no outstanding commitments to fund future investments. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgages and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

Note 8—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2007	2006	2005
Bonds	$118,576	$131,774	$140,889
Stocks	3,015	1,191	86
Mortgages	5,420	7,345	10,169
Cash, cash equivalents and short-term investments	4,768	2,532	645
Other long-term investments	(207)	397	(1,106)
Total gross investment income	$131,572	$143,239	$150,683
Less investment expenses	(2,985)	(3,240)	(3,238)
Net investment income before amortization of net IMR gains	128,587	139,999	147,445
Amortization of net IMR gains	(156)	1,209	2,229
Net investment income	$128,431	$141,208	$149,674

Due and accrued income is excluded from surplus on the following basis: 1) Bonds – income due and accrued on bonds NAIC designation 6 and 6Z or that is over 90 days past due, 2) Mortgages – income due and accrued with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. No income was excluded from income or surplus for the years ended December 31, 2007 and 2006.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales and redemptions of investments were as follows (in thousands):

	2007	2006	2005
Bonds	$(6,211)	$(2,531)	$(875)
Stocks	(746)	—	605
Mortgages	(2,938)	(326)	—
Other long term investment	(1,779)	—	—
Cash, cash equivalent and short-term investments	29	(2)	—
Total before capital gains taxes and transfers to the IMR	(11,645)	(2,859)	(270)
Transfers to the IMR	3,319	1,986	(656)
Capital gains tax	—	62	(62)
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(8,326)	$(811)	$(988)

Write-downs of bonds resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $7,643 thousand, $1,324 thousand and $1,270 thousand at December 31, 2007, 2006 and 2005, respectively. Write-downs of mortgages resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $3,000 thousand, $326 thousand and $ 0 at December 31, 2007, 2006 and 2005, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $650 thousand for 2007, and $ 0 for 2006 and 2005, respectively.

Proceeds from sales of long-term bond investments during 2007, 2006 and 2005 were $42,587 thousand, $146,587 thousand and $155,253 thousand, respectively. Gross gains of $130 thousand, $2,534 thousand and $2,006 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $597 thousand, $3,809 thousand and $1,635 thousand were realized on these sales during 2007, 2006 and 2005, respectively.

Unrealized Capital Gains and Losses: For 2007, 2006 and 2005, the net change of unrealized capital gains/(losses) in investments, resulting in a net decrease in valuation of investments was approximately $(566) thousand, $(299) thousand and $(221) thousand, respectively.

Note 9—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2007 and

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-13

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

2006 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying Value	Estimated Fair Value
	(in thousands)

December 31, 2007
Assets
Bonds	2,164,565	2,146,689
Preferred Stocks	62,836	61,124
Mortgages	87,120	87,517
Cash, cash equivalents and short-term investments	61,566	61,566
Separate account assets	694,131	694,131
Separate account seed money investments	1,376	1,376
Liabilities
Liability for deposit-type contracts	808,995	808,995
Derivative financial instruments	3,422	3,422
Separate account liabilities	694,131	694,131

December 31, 2006
Assets
Bonds	2,317,956	2,301,742
Preferred Stocks	34,845	34,670
Mortgages	109,495	107,926
Cash, cash equivalents and short-term investments	113,178	113,178
Separate account assets	562,765	562,765
Separate account seed money investments	1,363	1,363
Liabilities
Liability for deposit-type contracts	883,666	883,666
Derivative financial instruments	3,437	3,437
Separate account liabilities	562,765	562,765

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in thousands):

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$1,691,897	$1,676,411	$1,820,949	$1,807,640
Privately placed bonds	472,668	470,278	497,007	494,102
Total	$2,164,565	$2,146,689	$2,317,956	$2,301,742

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Cash, Cash Equivalents, Short-Term Investments, Contract Loans and Separate Account Seed Money Investments: The carrying values approximate the estimated fair values.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value of the contract.

Insurance and Annuity Contracts: TIAA-CREF Life’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Derivative Financial Instruments: The fair values of interest rate swap contracts and foreign currency swap contracts are estimated internally based on (models generally used and accepted by the market) estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates. Such values are reviewed for reasonableness with values provided by TIAA-CREF Life’s derivative counterparties.

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. The Company’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003, the Company adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance.

B-14	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The Company also enters into interest rate swaps contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are reflected in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value.

		2007			2006
		(in thousands)
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	—	—	—	—	—	—
	Liabilities	6,047	(3,332)	(3,332)	10,080	(3,431)	(3,431)
	Subtotal	6,047	(3,332)	(3,332)	10,080	(3,431)	(3,431)
Interest rate swap contracts	Assets	—	—	—	—	—	—
	Liabilities	4,000	(90)	(90)	4,000	(6)	(6)
	Subtotal	4,000	(90)	(90)	4,000	(6)	(6)
Total Derivatives	Assets	—	—	—	—	—	—
	Liabilities	10,047	(3,422)	(3,422)	14,080	(3,437)	(3,437)
	Total	10,047	(3,422)	(3,422)	14,080	(3,437)	(3,437)

Note 11—separate accounts

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of TIAA-CREF Life on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select and Lifetime Variable Select individual flexible premium variable annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. TIAA-CREF Life Funds, the underlying mutual funds, currently has ten investment portfolios: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund.

Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are generally carried at market value.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of the separate accounts, and the obligations under the contracts are obligations of the Company, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to the Company’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other than the Company’s separate account or other business activity the Company may undertake.

Information regarding separate accounts of the Company for the years ended December 31, is as follows (in thousands):

Non-guaranteed Separate Accounts	2007	2006	2005
Premiums and considerations	$131,071	$144,088	$77,109
Reserves:
For accounts with assets at:
Fair value	694,225	562,814	419,983
Amortized cost	—	—	—
Total reserves	$694,225	$562,814	$419,983
By withdrawal characteristics:
At fair value	694,225	562,814	419,983
Total reserves	$694,225	$562,814	$419,983

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2007	2006	2005
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$321,631	$233,215	$226,183
Transfers from Separate Accounts	(223,816)	(167,646)	(183,271)
Net transfers to or (from) Separate Accounts	$97,815	$65,569	$42,912
Reconciling Adjustments:
Fund transfer exchange gain/(loss)	$(345)	$640	$562
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$97,470	$66,209	$43,474

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-15

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

Note 12—related party transactions

The majority of services for the operation of the Company are provided, at cost, by TIAA under a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA on a quarterly basis for certain investment management services, at cost, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $290 million.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2007, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 3 basis points on the undrawn committed amount. During 2007, there were 59 draw downs totaling $76 million which were repaid by December 31, 2007. As of December 31, 2007 outstanding principal plus accrued interest was $0.

The Company provides all administrative services for VA-1 and VLI-1 in connection with the operations of its separate accounts. Teachers Personal Investor Services, a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 13—federal income taxes

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts due from TIAA for federal income taxes were $755 thousand and $3,865 thousand at December 31, 2007 and 2006, respectively. Amounts payable to TIAA for capital gains tax were $0 at December 31, for both year 2007 and 2006, respectively. The affiliates that file a consolidated federal income tax return with TC Life and its parent TIAA are as follows:

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc.

MOA Enterprises, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties, Inc.

TIAA Park Evanston, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Services, Inc.

T-Investment Properties, Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

MOA Investors I, Inc.

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

The components of the Company’s net deferred tax asset were as follows (in thousands):

	2007	2006	Change
Gross deferred tax assets	$12,815	$11,849	$966
Gross deferred tax liabilities	—	(725)	725
Deferred tax assets, non-admitted	(10,309)	(9,095)	(1,214)
Net deferred tax asset, admitted	$2,506	$2,029	$477

The Company’s gross deferred tax assets are primarily attributable to differences in required reserves and the capitalization of deferred acquisition costs required by the Code. The Company’s gross deferred tax liability is attributable to deferred market discount on bonds.

The Company is subject to the domestic federal statutory income tax rate of 35%. The Company’s effective federal income tax rate for 2007 and 2006 differs from tax at the statutory income tax rate, as illustrated below (in thousands):

	2007	2006	2005
Net gain from operations after dividends	$24,597	$24,336	$33,912
Statutory rate	35%	35%	35%
Tax at statutory rate	$8,609	$8,518	$11,869
Deferred acquisition costs less amortization	(534)	(729)	(604)
Amortization of interest maintenance reserve	55	(423)	(780)
Net increase in reserves	379	50	304
True-up of prior year’s tax	(373)	(137)	(482)
Bad debts from mortgages	(1,050)	(114)	—
Prior year adjustment	—	—	2,316
Market discount adjustments	(340)	(571)	(291)
Separate account net income	(298)	(246)	(255)
Prepayment penalty	(305)	(102)	(569)
Other adjustments	30	—	(2)
Federal income tax expense	$6,173	$6,246	$11,506
Effective tax rate	25%	26%	34%

B-16	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

As of December 31, 2007, 2006 and 2005, the Company had no net operating loss carryforwards for tax purposes.

The Company incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, are as follows (in thousands):

Year Incurred	Tax Incurred
2005	$11,851
2006	$6,010
2007	$6,545

Interpretation No. 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FIN 48, and does not have to record any uncertain tax benefits as of December 31, 2007 and as of December 31, 2006.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,679 thousand, $2,054 thousand and $1,968 thousand for 2007, 2006 and 2005, respectively and for Other Postretirement Benefit plans was $217 thousand, $327 thousand and $287 thousand for 2007, 2006 and 2005, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 94% of the total reserves in the Company. The general account reserves for these products are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PAS’s and the Lifetime Variable Select’s (“LVS”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $771 thousand and $715 thousand at December 31, 2007 and 2006 respectively.

For the product, Lifetime Fixed V, base reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method “CARVM” as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31, are as follows (in thousands):

	2007		2006
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal:
At book value without adjustment	$1,933,003	72.6%	$2,138,494	77.9%
At book value less current surrender charge of 5% or more	1,133	0.0%	2,374	0.1%
At fair value	676,409	25.5%	555,776	20.2%
Not subject to discretionary withdrawal	50,913	1.9%	49,659	1.8%
Total (gross)	2,661,458	100.0%	2,746,303	100.0%
Reinsurance ceded	—		—
Total (net)	$2,661,458		$2,746,303

Annuity reserves and deposit-type contract funds for the year ended December 31, are as follows (in thousands):

	2007	2006
General Account:
Total annuities (excluding supplementary contracts with life)	$1,140,701	$1,272,662
Supplementary contracts with life contingencies	694	709
Miscellaneous reserves, GMDB	771	715
Deposit-type contracts	842,883	916,441
Subtotal	1,985,049	2,190,527

Separate Accounts:
Annuities	676,409	555,776
Total	$2,661,458	$2,746,303

For Ordinary Life Insurance (including term plans, Universal Life and Variable Universal Life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA-CREF Life term conversion mortality experience and interest at 4.5% or 4.0%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2007 and December 31, 2006,

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-17

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

respectively. As of December 31, 2007 and 2006, the Company had $2,654,347 thousand and $2,168,127 thousand of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $9,839 thousand and $10,170 thousand at December 31, 2007 and 2006, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 16—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2007, there were still premiums in force of $11,309 thousands.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2007	2006	2005
Premiums	$44,915	$37,817	$30,621
Increase in policy and contract reserves	$18,889	$66,915	$52,446
Policy and contract reserves	$214,682	$195,794	$128,878

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31, are as follows (in thousands):

	2007	2006
Net unrealized capital (losses)	$(566)	$(299)
Asset valuation reserve	$5,453	$(1,205)
Deferred federal income tax	$1,692	$(139)
Non-admitted asset value	$(25,114)	$259

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

B-18	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

730 Third Avenue

New York, NY 10017-3206

A10897

05/08

PART C: OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolution.

Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VLI-1 (1)

(b)	Custodian Agreements.

(1)	Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-1 and JPMorgan Chase Bank, N.A.*

(c)	Underwriting Contracts.

(1)	Form of Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc.(2)

(d)	Contracts.

(1)	(a)	Flexible Premium Variable Universal Life Insurance Policy(2)
	(b)	Automatic Increase Rider(2)
	(c)	Four Year Level Term Insurance Rider(2)
	(d)	Guaranteed Minimum Death Benefit Rider(2)
	(e)	Waiver of Monthly Charges Rider(2)
	(f)	Aviation Limitation Endorsement(2)
(2)	(a)	Last Survivor Flexible Premium Variable Universal Life Insurance Policy(2)
	(b)	Last Survivor Automatic Increase Rider(2)
	(c)	Last Survivor Four-year Level Term Insurance Rider(2)
	(d)	Last Survivor Guaranteed Minimum Death Benefit Rider(2)
	(e)	Last Survivor Policy Split Option(2)
	(f)	Last Survivor Single Life Level Term Insurance Rider(2)
	(g)	Last Survivor Aviation Limitation Endorsement(2)

(e)	Applications.

Form of Application(2)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Charter of TIAA-CREF Life Insurance Company(2)

(2)	By-laws of TIAA-CREF Life Insurance Company(2)

(g)	Reinsurance Contracts.

(1)	Reinsurance Agreement effective January 1, 2000 between TIAA-CREF Life Insurance Company and Swiss Re Life & Health America Inc., as amended. (3)

(2)	Reinsurance Agreement effective January 1, 2002 between TIAA-CREF Life Insurance Company and Security Life of Denver Insurance Company. (3)

(h)	Participation Agreements.

(1)	Form of Participation/Distribution Agreement with TIAA-CREF Life Funds(2)

(2)	Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004. (4)

(3)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005. (5)

(4)	Form of Shareholder Information Agreement Between Teachers Personal Investors Services, Inc. and TIAA-CREF Life Insurance Company. (6)

(i)	Administrative Contracts. Not Applicable.

(1)	Form of Amended and Restated Service Agreement by and between Teachers Insurance and Annuity Association of America and TIAA-CREF Insurance Company, dated as of January 1, 1999.*

(2)	Form of Investment Accounting Services Agreement between Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company and State Street Bank and Trust Company dated November 26, 2007.*

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion.

Opinion and Consent of George W. Madison, Esq. as to the legality of the securities being registered*

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable.

(n)	Other Opinions.

(1)	Written Consent of George W. Madison, Esq. (See Exhibit k.)

(2)	Written Consent of Dechert LLP*

(3)	Written Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption.

(1)	Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company(2)

(2)	Amended and Restated Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company (5)

(r)	Powers of Attorney (*)

(1)	Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).
(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed April 30, 2003 (File Nos. 333-62162 and 811-10393).
(4)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393).
(5)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2006 (File Nos. 333-128699 and 811-10393).

(6)	Previously filed as part of the Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, filed on May 1, 2007 (File No. 333-46414).
*	Filed herewith

Item 27.	Directors and Officers of the Depositor

Bret L. Benham	Director, Chairman, President & Chief Executive Officer
Elizabeth D. Black	Director
Brian S. Browdie	Director
Sanjeev Handa	Director
Stephen B. Gruppo	Director
Nancy Heller	Director
Harry I. Klaristenfeld	Director, Vice President & Chief Actuary
Padelford L. Lattimer	Director
Steve Maynard	Director, Vice President & Director Business Administration and Policy Owner Services
Peter F. Murphy III	Director
Craig K. Nordyke	Director, Vice President & Actuary
Kim Petry	Director
Douglas Rothermich	Director
Susan E. Tannehill	Director
Wayne Williams	Director & Vice President, Market and Channel Integration
Linda Dougherty	Vice President & Chief Financial Officer
Marjorie Pierre-Merrit	Secretary
Clara Hansen	Assistant Secretary & Director, Strategic Planning and Business Development
Robert Hopkins	Assistant Secretary
Jeffrey S. Goldin	Illustration Actuary
Gregory Smith	Director, Product Management
Lisa Mancini	Vice President & Chief Underwriter
Steven J. Maynard	Vice President
Craig Nordyke	Vice President & Actuary
Ana Ramirez	Vice President & Director of Business Unit Finance
Dennis Rupp	Vice President and Director, Insurance Wholesaling
Stephen Steinberg	Vice President & Actuary
Wayne Smiley	Chief Compliance Officer
John Wesley	Vice President & Director, After-Tax Annuities

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 28.	Persons Controlled by or Under Common Control With the Depositor or Registrant

TIAA-CREF Life Insurance Company, the depositor, is a direct wholly owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

(1)	TIAA Board of Overseers is a not-for-profit corporation.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	The TIAA Board of Overseers elects TIAA’s trustees.

(4)	The following corporations and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC

485 Properties, LLC*

730 Texas Forest Holdings, Inc.*

Bethesda ARC, LLC

Bethesda HARC, LLC

Ceres Agricultural Properties, LLC*

CTG&P, LLC

DAN Properties, Inc.

JV Georgia One, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc. (a Pennsylvania corporation)

M.O.A. Enterprises, Inc.

M.O.A. Investors I, Inc.

ND La Jolla, LLC

ND Properties, Inc.*

ND-T Street, LLC

Normandale Center LLC

Premiere Agricultural Properties, LLC

Premiere Columbia Properties, LLC

Premiere Farm Properties, LLC

Renewable Timber Resources, LLC

Savannah Teachers Properties, Inc.

T-C Cypress Park West LLC

T-C Duke Street LLC

T-C King Street Station LLC

T-C Roosevelt Square LLC

T-C SMA I, LLC

T-C SMA 2, LLC

T-C Sports Co., Inc.*

T-C Stonecrest LLC

T-Investment Properties Corp.

T-Land Corp.

T-Pointe, LLC

TCPC Associates, LLC

Teachers Boca Properties II, Inc.

Teachers Concourse, LLC*

Teachers Mayflower, LLC

Teachers Michigan Properties, Inc.

Teachers Pennsylvania Realty, Inc. (a Pennsylvania corporation)

Teachers West, LLC

TIAA 485 Boca 54 LLC

TIAA 485 Clarendon, LLC

TIAA Bay Isle Key II Member, LLC

TIAA Canada Retail Business Trust
    (a Pennsylvania business trust)

TIAA CMBS I, LLC*

TIAA European Funding Trust*

TIAA Franklin Square, LLC*

TIAA Gemini Office, LLC

TIAA Lakepointe, LLC

TIAA Park Evanston, LLC

TIAA Park Evanston, Inc.

TIAA Private Equity Alpha, LLC*

TIAA Realty, Inc.

TIAA Retail Commercial, LLC*

TIAA SF One, LLC

TIAA Stafford Harrison LLC

TIAA The Reserve II Member, LLC

TIAA Timberlands I, LLC*

TIAA Timberlands II, LLC*

TIAA Union Place Phase I LLC

TIAA-CREF International Investments Limited (a Jersey Channel Islands company)*

WRC Properties, Inc.*

INTERNATIONAL

36 rue La Fayette (Luxembourg) 154 Rue de l’Universite SARL (France) 622534 N.B. Ltd. (New Brunswick)	SAS Roosevelt (France) Servin EURL (France) Servin Holding SARL (France)

INTERNATIONAL

Bruyeres I SAS (France)

Bruyeres II SAS (France)

Business Port S.r.l. (Italy)

Courcelles 70 SAS (France)

Des Brateaux SARL (France)

Erlangen Arcaden GmbH & Co. KG (Germany)

Norte Shopping – Centre Commercial S.A. (Portugal)

LaFayette Lux 1 S.a.r.l. (Luxembourg)

LaFayette Lux 2 S.a.r.l. (Luxembourg)

Les Harbouts II Immobilier SARL (France)

Les Horbouts II SARL (France)

Les Horbouts SARL (France)

MSCAN Limited Partnership (Maritoba)

Norte Shopping Retail & Leisure Centre BV* (Netherlands)

Olympe EURL (France)

Olympe Holding SARL (France)

Rue de I’Universite 154 SAS (France)

SAS La Defense (France)

SAS Malachite (France)

TIAA Lux 10 S.a.r.l. (Luxembourg)

Thiers LaFayette (France)

SNC Amarante (France)

SNC La Defense (France)

SNC Lazulli (France)

SNC Peridot (France)

SNC Roosevelt (France)

TIAA Lux 1 (Luxembourg)

TIAA Lux 2 (Luxembourg)

TIAA Lux 3 (Luxembourg)

TIAA Lux 4 (Luxembourg)

TIAA Lux 5 S.a.r.l.*(Luxembourg)

TIAA Lux 6 S.a.r.l. (Luxembourg)

TIAA Lux 7 S.a.r.l (Luxembourg)

TIAA Lux 8 S.a.r.l. (Luxembourg)

TIAA Lux 9 S.a.r.l. (Luxembourg)

Villabe SAS (France)

MegaPark Holding B.V. (Netherlands)

ND Europe S.a.r.l.* (Luxembourg)

Triarche I SAS (France)

Triarche II SAS (France)

Provence 110 (France)

REA Europe SARL (Luxembourg)

REA Lux 1 SARL (Luxembourg)

(5)	Subsidiaries of the Separate Real Estate Account:

Bisys Crossings I, LLC; Light Street Partners Ballston, Inc.; Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA Realty Capital Management, LLC is dormant.

(7)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(8)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution and administration services for College Retirement Equities Fund.

(9)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(10)	TIAA Realty, Inc. is an investment subsidiary and owns commercial real estate.

(11)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., and TCAM Core Property Fund GP LLC.

(12)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Life Funds.

(13)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Life Funds.

(14)	TIAA-CREF Life Insurance Company is a New York State insurance subsidiary of TIAA, whose stock is owned by TIAA and which holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(15)	TIAA-CREF Tuition Financing, Inc. is organized to administer and provide advice to tuition savings and prepaid plans.

(16)	TCT Holdings, Inc. is organized for the purpose of holding the stock of a federal savings bank.

(17)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank.

(18)	TIAA-CREF Insurance Agency, LLC is a licensed insurance agency offering insurance services and products.

(19)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC.

(20)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interest in Kaspick & Company, LLC.

(21)	Kaspick & Company, LLC provides administrative and investment management services to planned giving programs of non-profit institutions and also provides administrative services to charitable institutions that issue gift annuities.

(22)	Active Extension Fund I, LLC and Active Extension Fund II-Global Opportunities, LLC were organized to engage in investment strategies.

(23)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TIAA-CREF USREF I GP, LLC which was established to act as the general partner of TIAA-CREF U.S. Real Estate Fund I, L.P. TIAA-CREF U.S. Real Estate Fund I, L.P.* will initially hold the membership interests in TIAA-CREF USREF I REIT, LLC. In addition, it will own either directly or indirectly real estate or real estate related investments and has registered its public offering of limited partnership interests with the Securities and Exchange Commission.

TIAA				% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1)	485 Properties, LLC			100%
	(T2)	Bethesda ARC, LLC		100%
		(T3)	Bethesda HARC, LLC	100%
	(T2)	DAN Properties, Inc.		100%
	(T2)	JV Georgia One, Inc.		100%
	(T2)	JWL Properties, Inc.		100%
	(T2)	Liberty Place Retail, Inc.		100%
	(T2)	Normandale Center LLC		100%
	(T2)	Savannah Teachers Properties, Inc.		100%
	(T2)	T-Investment Properties Corp.		100%
	(T2)	T-Land Corp.		100%
	(T2)	T-C Duke Street LLC		100%
	(T2)	Teachers Pennsylvania Realty, Inc.		100%
	(T2)	TIAA 485 Clarendon, LLC		100%
	(T2)	TIAA 485 Boca 54 LLC		100%
	(T2)	TIAA Gemini Office, LLC		100%
(T1)	730 Texas Forest Holdings, Inc.			100%
(T1)	Active Extension Fund I, LLC			100%
(T1)	Active Extension Fund II - Global Opportunities, LLC			100%
(T1)	Ceres Agricultural Properties, LLC			100%
	(T2)	Premiere Farm Properties, LLC		100%
	(T2)	Premiere Agricultural Properties, LLC		100%
	(T2)	Premiere Columbia Properties, LLC		100%
(T1)	CTG & P, LLC			100%
(T1)	JV Minnesota One, Inc.			100%
(T1)	MOA Investors I, Inc.			100%
(T1)	M.O.A. Enterprises, Inc.			100%
(T1)	ND Properties, Inc.			100%
	(T2)	622534 N.B. Ltd		100%
		(T3)	MSCAN Limited Partnership	.01%

(T2)	ND Europe S.a.r.l.				100%
(T2)	Norte Shopping Retail & Leisure Centre BV				50%
	(T3)	Norte Shopping - Centre Commercial S.A.			100%
(T2)	TIAA Canada Retail Business Trust				100%
	(T3)	MSCAN Limited Partnership			99.99%
(T2)	TIAA Stafford-Harrison LLC				100%
(T2)	ND La Jolla, LLC				100%
(T2)	ND-T Street, LLC				100%
(T2)	T- Pointe, LLC				100%
(T2)	ND Europe S.a.r.l.				100%
	(T3)	TIAA Lux 1			100%
		(T4)	La Fayette Lux 1 S.a.r.l.		100%
			(T5)	36 Rue La Fayette	.01%
			(T5)	La Fayette Lux 2 S.a.r.l.	100%
				(T6) 36 Rue La Fayette	99.99%
	(T3)	TIAA Lux 9 S.a.r.l			17%
	(T3)	TIAA Lux 2			100%
		(T4)	SAS Roosevelt		100%
			(T5)	SNC Roosevelt	100%
		(T4)	Triarche I SAS		100%
			(T5)	Les Horbouts SARL	100%
		(T4)	Triarche II SAS		100%
			(T5)	Les Horbouts II SARL	100%
				(T6) Les Horbouts II Immobilier SARL	100%
		(T4)	Villabe SAS		100%
			(T5)	Des Brateaux SARL	100%
		(T4)	Bruyeres I SAS		100%
			(T5)	Olympe Holding SARL	100%
				(T6) Olympe EURL	100%
		(T4)	Bruyeres II SAS		100%
			(T5)	Servin Holding SARL	100%
				(T6) Servin EURL	100%
	(T3)	TIAA Lux 3			100%
		(T4)	SNC Amarante		.01%
		(T4)	SAS Malachite		100%
			(T5)	SNC Amarante	84.99%
				(T6) SNC Lazulli	99.99%
				(T6) SNC Peridot	99.99%
		(T4)	SAS La Defense		75%
			(T5)	SNC La Defense	75%
		(T4)	SNC Peridot		.01%
		(T4)	SNC Lazuli		.01%
	(T3)	TIAA Lux 4			100%
		(T4)	Rue De L’Universite 154 SAS		100%
			(T5)	154 Rue De L’Universite S.a.r.l	100%
	(T3)	TIAA Lux 6 S.a.r.l			100%
		(T4)	Courcelles 70 SAS		100%
	(T3)	TIAA Lux 7 S.a.r.l			100%
		(T4)	Business Port S.r.l.		50%
	(T3)	TIAA Lux 8 S.a.r.l.			100%
	(T3)	TIAA Lux 9 S.a.r.l			100%
	(T3)	TIAA Lux 10 S.a.r.l.			100%
	(T3)	Theirs LaFayette			100%
	(T3)	MegaPark Holding BV			100%

	(T2)	TIAA Lux 5 S.a.r.l.		100%
		(T3)	Erlanden Arcaden GmbH & Co. KG	92.5%
(T1)	Renewable Timber Resource, LLC			100%
(T1)	T-C SMA I, LLC			100%
(T1)	T-C SMA 2, LLC			100%
(T1)	T-C Sports Co., Inc.			100%

(T1)	TCT Holdings, Inc.					100%
	(T2)	TIAA-CREF Trust Company, FSB				100%
(T1)	Teachers Boca Properties II, Inc.					100%
(T1)	Teachers Concourse, LLC					100%
(T1)	Teachers Mayflower, LLC					100%
(T1)	Teachers Michigan Properties, Inc.					100%
(T1)	Teachers West, LLC					100%
(T1)	TIAA Bay Isle Key II Member, LLC					100%
(T1)	TIAA CMBS I, LLC					100%
(T1)	TIAA European Funding Trust					100%
(T1)	TIAA Franklin Square, LLC					100%
(T1)	TIAA Global Markets, Inc.					100%
(T1)	TIAA Lakepointe, LLC					100%
(T1)	TIAA Park Evanston, Inc.					100%
(T1)	TIAA Park Evanston, LLC					100%
(T1)	TIAA Private Equity Alpha, LLC					100%
(T1)	TIAA Realty, Inc.					100%
(T1)	TIAA Realty Capital Management, LLC					100%
(T1)	TIAA Retail Commercial, LLC					100%
(T1)	TIAA SF One, LLC					100%
(T1)	TIAA The Reserve II Member, LLC					100%
(T1)	TIAA Timberlands I, LLC					100%
(T1)	TIAA Timberlands II, LLC					100%
(T1)	TIAA-CREF Life Insurance Company					100%
	(T2)	TIAA-CREF Life Insurance Agency, LLC				100%
(T1)	TIAA-CREF LPHC, LLC					100%
	(T2)	TIAA-CREF USREF I GP, LLC				100%
			(T3)	TIAA-CREF US Real Estate Fund I, LP		100%
				(T4)	TIAA-CREF USREF I REIT, LLC	99.99%
(T1)	TIAA-CREF Individual & Institutional Services, LLC					100%
(T1)	TIAA-CREF International Investments, Ltd					100%
(T1)	TIAA-CREF Investment Management, LLC					100%
(T1)	TIAA-CREF Redwood, LLC					100%
	(T2)	Kaspick & Co., LLC				100%
(T1)	TIAA Union Place Phase I, LLC					100%
(T1)	WRC Properties, Inc.					100%
	(T2)	TCPC Associates, LLC				100%
(T1)	TIAA-CREF Enterprises, Inc.					100%
	(T2)	Teachers Advisors, Inc.				100%
	(T2)	Teachers Personal Investors Services, Inc.				100%
	(T2)	TIAA-CREF Tuition Financing, Inc.				100%
	(T2)	TCAM Core Property Fund GP, LLC				100%
		(T3)	TIAA-CREF Asset Management Core Property Fund, LP			.1%
			(T4)	TCAM Core Property Fund REIT LLC		99%
				(T5)	TCAM Core Property Fund Operating GP LLC	100.0%
					(T6) TCAM Core Property Fund Operating LP	.1%
					(T7) T-C Stonecrest LLC	100%
					(T7) T-C King Street Station LLC	100%
					(T7) T-C Cypress Park West LLC	100%
					(T7) T-C Roosevelt Square LLC	100%

	Real Estate Separate Account
(T1)	Teachers REA, LLC			100%
	(T2)	REA Europe SARL		100%
		(T3)	REA Lux 1 SARL	100%
		(T4)	Provence 110	100%
	(T2)	Teachers REA III, LLC		99%
	(T2)	TREA GA Reserve, LLC		100%
	(T2)	TREA 10 Schalks Crossing Road, LLC		100%
	(T2)	Teachers Belvidere Properties, LLC		100%
	(T2)	TIAA West Town Mall, LLC		100%
	(T2)	Bisys Crossings I, LLC		100%
	(T2)	Light Street Partners, LLP		10%
	(T2)	TREA Broadlands, LLC		100%
	(T2)	TREA 1401 H, LLC		100%
	(T2)	TREA Weston, LLC		100%
	(T2)	TREA Wilshire Rodeo, LLC		100%
(T1)	Teachers REA II, LLC			100%
	(T2)	Light Street Partners LLP (90%-Teachers REA II,LLC;10%-Teachers REA, LLC)		90%
		(T3)	Light St Partners Ballston, Inc.	100%
(T1)	Teachers REA III, LLC			1%
(T1)	TIAA Florida Mall, LLC			100%
(T1)	TIAA Miami International Mall, LLC			100%
(T1)	TREA Pacific Plaza, LLC			100%
(T1)	TREA Retail Fund-K, LLC			100%
(T1)	TREA Retail Property Portfolio 2006, LLC			100%

	Footnotes
	(T1)	Tier 1 subsidiary directly owned by TIAA 100%
	(T2)	Tier 2 subsidiary owned by the Tier 1 sub 100%
	(T3)	Tier 3 subsidiary owned by the Tier 2 sub 100%
	(T4)	Tier 4 subsidiary owned by the Tier 3 sub 100%
	(T5)	Tier 5 subsidiary owned by the Tier 4 sub 100%
	(T6)	Tier 6 subsidiary owned by the Tier 5 sub 100%
	(T7)	Tier 7 subsidiary owned by the Tier 6 sub 100%

Approximately 174 additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 29.	Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other Activity. Teachers Personal Investors Services, Inc. (“TPIS”) acts as principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1.

(b) Management.

Name and Principal Business Address*	Positions and Offices with Underwriter
Brian R. Bohaty	Director

Scott C. Evans	Director

Jamie DePeau	Director

Erwin W. Martens	Director

Georganne C. Proctor	Director and Vice President

Jeffrey Margolis	President

Gary Chinery	Vice President and Treasurer

Robert S. De Leon	Chief Legal Officer and Assistant Secretary

Patricia Conti	Chief Financial Officer

Linda Dougherty	Vice President

Glenn MacFarlane	Vice President

Kevin Maxwell	Vice President

John Panagakis	Vice President

Shawn Paulk	Vice President

Robert C. Vellekamp	Vice President

Ralph Yearwood	Vice President

Marjorie Pierre-Merritt	Secretary

Brian Moran	Chief Compliance Officer

Thomas Dudek	Anti-Money Laundering Compliance Officer

Leroy Foster	Assistant Secretary

Stewart P. Greene	Assistant Secretary

Meredith J. Kornreich	Assistant Secretary

Edward J. Leahy	Assistant Secretary

John McKeown	Assistant Secretary

Alice Oshins	Assistant Secretary

Jorge Gutierrez	Assistant Treasurer

* The address of each Director and Officer is c/o Teachers Personal Investment Services, Inc., 730 Third Avenue, New York, NY 10017-3206

(c) Compensation From the Registrant. None.

Item 31.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina

28262. In addition, certain other records are maintained at Iron Mountain (Pierce Leahy) Archives, 64 Leone Lane, Chester, NY 10918, Citistorage, 5 North 11 th Street, Brooklyn NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208 and State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VLI-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 21st day of April, 2008.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	/s/ Bret L. Benham
Bret L. Benham
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 21, 2008 in the capacities and on the dates indicated.

Signature	Title

/s/ Bret L. Benham	Chairman, President and Chief
Bret L. Benham	Executive Officer

/s/ Linda S. Dougherty	Vice President and Chief Financial Officer
Linda S. Dougherty	(Principal Financial and Accounting Officer)

Signature of Director	Title

*	Director
Bret L. Benham

*	Director
Elizabeth D. Black

*	Director
Brian S. Browdie

*	Director
Sanjeev Handa

*	Director
Nancy Heller

*	Director
Harry I. Klaristenfeld

*	Director
Steven Maynard

*	Director
Craig K. Nordyke

*	Director
Wayne Williams

*	Signed by Edward L. Hancock, Esq. as attorney-in-fact.

/s/ Edward L. Hancock, Esq.
Edward L. Hancock, Esq.
Attorney-in-fact

EXHIBIT INDEX

(b)(1)	Form of Domestic Custody Agreement between State Street Bank and Trust Company and TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Separate Account VLI-1.

(i)(1)	Form of Amended and Restated Service Agreement by and between Teachers Insurance and Annuity Association of America and TIAA-CREF Insurance Company, dated as of January 1, 1999.

(i)(2)	Form of Investment Accounting Services Agreement between Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company and State Street Bank and Trust Company, dated November 26, 2007.

(k)	Opinion and Consent of George W. Madison, Esq. as to the legality of the securities being registered

(n)(2)	Consent of Dechert LLP

(n)(3)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(r)	Powers of Attorney